SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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    Huttig Building Products, Inc.

(Name of Registrant as Specified In Its Charter)

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555 Maryville University Dr.

Suite 400

St. Louis, Missouri 63141

March 17, 2017

Dear Huttig Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Huttig Building Products, Inc., to be held at 8 a.m., local time, on Tuesday, April 25, 2017 at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, Missouri 63141.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Management will report on current operations and there will be an opportunity for discussion of the Company and its activities. Our Annual Report for fiscal year 2016 accompanies this Proxy Statement.

It is important that your shares be represented at the meeting regardless of the size of your holdings. If you are unable to attend in person, we urge you to participate by voting your shares by proxy. You may do so by filling out and returning the enclosed proxy card, or by using the Internet address or the toll-free telephone number on the proxy card.

Sincerely,

Jon P. Vrabely
President and Chief Executive Officer

Huttig Building Products, Inc.

555 Maryville University Dr.

Suite 400

St. Louis, Missouri 63141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2017

March 17, 2017

Huttig Building Products, Inc. will hold its 2017 Annual Meeting of Stockholders on Tuesday, April 25, 2017 at 8 a.m., local time at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, Missouri 63141 for the following purposes:

1.	To elect two directors to each serve a three-year term expiring in 2020;

2.	To approve the Rights Agreement by and between the Company and Computershare Trust Company, N.A.

3.	To approve the amendment of the Certificate of Incorporation increasing the Company’s authorized common stock.

4.	To approve the amendment and restatement of the 2005 Executive Incentive Compensation Plan, as amended and restated.

5.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers;

6.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

7.	To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

The Board of Directors has fixed February 27, 2017 as the record date for the purpose of determining stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the meeting at our executive offices at 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141.

In order to assure a quorum, it is important that stockholders, who do not expect to attend the meeting in person fill in, sign, date and return the enclosed proxy card in the accompanying envelope, or use the Internet address or toll-free telephone number set forth on the enclosed proxy card to vote their shares. Any stockholder attending the meeting may vote in person even if that stockholder has previously returned a proxy.

By Order of the Board of Directors,

Jon P. Vrabely
President & Chief Executive Officer

HUTTIG BUILDING PRODUCTS, INC.

555 Maryville University Dr.

Suite 400

St. Louis, Missouri 63141

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2017

The Board of Directors of Huttig Building Products, Inc. (“Huttig” or the “Company”) is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, Missouri 63141 on Tuesday, April 25, 2017 at 8 a.m., local time, and at any adjournments or postponements thereof. Shares represented by the enclosed proxy, when properly executed, returned prior to the Annual Meeting and not revoked, will be voted in accordance with the directions thereon. If no directions are indicated on a proxy for a particular matter that is properly executed and returned prior to the Annual Meeting and not revoked, the shares represented by the proxy will be voted “For” each nominee for election as a director, “For” the proposal to approve the Rights Agreement by and between the Company and Computershare Trust Company, N.A., “For” the proposal to approve the amendment to the Certificate of Incorporation increasing the Company’s authorized common stock, par value $0.01 per share (“Common Stock”), “For” the proposal to approve the amendment and restatement of the 2005 Executive Incentive Compensation Plan, as amended and restated, “For” the proposal to approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers, and “For” the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017, as the case may be. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in accordance with the discretion of the person or persons holding such proxy.

The first date on which this Proxy Statement, the enclosed proxy card and the 2016 Annual Report are being sent to the Company’s stockholders entitled to notice of and to vote at the Annual Meeting is on or about March 17, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 25, 2017

This Proxy Statement and the 2016 Annual Report to Stockholders are available at www.edocumentview.com/HBP.

How to Vote

Stockholders may vote by marking their proxy, dating and signing it and returning it to the Corporate Secretary in the enclosed envelope. As an alternative to using the written form of proxy, stockholders may also vote their proxy by using the toll-free number listed on the proxy card or by voting via the Internet. The telephone voting and Internet voting procedures are designed to authenticate votes cast by use of a Personal Identification Number. The procedures allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any stockholder of record interested in voting by telephone or the Internet are set forth on the enclosed proxy card. If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from that firm. The availability of telephone or Internet voting will depend on that firm’s voting processes.

How to Revoke a Vote

Stockholders may revoke proxies at any time prior to the voting of the proxy by (a) providing written notice to the Company, (b) submitting a new later-dated proxy via the Internet, (c) telephone or by mail, or (d) voting in person at the Annual Meeting.

Special Voting Rules for Participants in Huttig’s 401(k) Plan

If you participate in the Huttig Building Products, Inc. Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive one proxy with respect to all of your shares of Huttig stock registered in the same name. If your accounts are not registered in the same name, you will receive a separate proxy with respect to each registered name for which you have an account. Shares of Huttig Common Stock held in the 401(k) Plan will be voted by The Prudential Investment Company of America, as trustee of the 401(k) Plan, as directed by 401(k) Plan participants.

Participants in the 401(k) Plan should indicate their voting instructions for each action to be taken at the Annual Meeting on the Huttig proxy. All voting instructions from the 401(k) Plan participants will be kept confidential. If a participant fails to vote, the Huttig shares allocated to such participant will be voted in accordance with the pro-rata vote of the participants in the 401(k) Plan who did provide voting instructions to the trustee.

Outstanding Shares and Required Votes

As of the close of business on February 27, 2017, the record date for determining stockholders entitled to vote at the Annual Meeting, the Company had issued and outstanding [            ] shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. At the Annual Meeting, a quorum will be present if at least a majority of the total number of outstanding shares of our Common Stock are present, either in person or represented by proxy.

Directors will be elected by a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Votes may be cast in favor of a director nominee or withheld, and the nominees receiving the highest number of favorable votes will be elected as directors of the Company. Because at this year’s Annual Meeting, there are as many nominees (two) as there are directors to be elected (two), a director nominee is assured of being elected if he or she receives any “For” votes, regardless of how many withheld votes are cast for that director.

The approval of the Rights Agreement by and between the Company and Computershare Trust Company, N.A., the approval of the amendment of the Certificate of Incorporation increasing the Company’s authorized Common Stock, the approval of the amendment and restatement of the 2005 Executive Incentive Compensation Plan, as amended and restated, the advisory approval of the compensation paid by the Company to its named executive officers, and the ratification of the appointment of KPMG LLP each require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Abstentions and broker non-votes are counted as present or represented for purposes of determining whether a quorum is present at the meeting. Stockholders may abstain from voting on any or all proposals expected to be brought before the meeting except for the election of directors. For Item 4 (the proposal to amend and restate the 2005 Executive Incentive Compensation Plan, as amended and restated), an abstention has the same effect as a vote against such proposal. For the other matters, abstentions do not count as votes cast for or against a matter and, therefore, will not affect the outcome of the voting with respect to such matters at the meeting.

A broker non-vote occurs with respect to a particular matter when a broker returns a proxy card but does not vote on the matter because the broker does not have the discretionary authority to do so in the absence of voting instructions from the beneficial owner. Brokers have discretionary authority to vote on Item 6, the ratification of the appointment of KPMG LLP; however, brokers do not have discretionary authority to vote on the election of directors or on any of the other items to be considered at the Annual Meeting if the broker does not receive voting instructions from you. Broker non-votes do not count as votes cast for or against a matter or as shares “entitled to vote,” and therefore will not affect the outcome of the voting at the Annual Meeting. Shares represented by proxies that are marked “withhold” with respect to the election of one or more directors will be counted as present in determining whether there is a quorum.

Householding of Materials

In some instances, only one copy of this Proxy Statement or the 2016 Annual Report is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of this Proxy Statement or the 2016 Annual Report, as applicable, to any stockholder at your address. If you wish to receive a separate copy of this Proxy Statement or the 2016 Annual Report, you may call us at 314-216-2600 or send a written request to 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141, Attn: Corporate Secretary. Alternatively, stockholders sharing an address who now receive multiple copies of this Proxy Statement or the 2016 Annual Report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

ITEM 1 — ELECTION OF DIRECTORS

The Board of Directors of the Company is currently comprised of seven members and is divided into three classes, with each class holding office for staggered three-year terms. At the Annual Meeting, Gina G. Hoagland and J. Keith Matheney, if elected, will hold office until the 2020 Annual Meeting of Stockholders. If properly voted prior to the Annual Meeting, and not revoked, the enclosed proxy will be voted for the election of these directors unless a stockholder indicates that a vote should be withheld with respect to any or all of such nominees. The election of each nominee has been recommended by the Board of Directors. Each of the nominees has consented to being named in this Proxy Statement and has indicated his and her willingness to serve if elected. If any of the nominees shall, prior to the meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for such replacement nominee, if any, as may be recommended by the Board of Directors.

The Board unanimously recommends a vote “FOR” the election of Ms. Hoagland and Mr. Matheney as directors for a three year term expiring in 2020.

Please review the following information regarding Ms. Hoagland and Mr. Matheney, and the other directors continuing in office.

Director Nominees for Election at the Annual Meeting

GINA G. HOAGLAND

Age 52. Director since January 2016. Chief Executive Officer and Chairman of Collaborative Strategies, Inc. (consulting firm that provides board development, strategy and succession planning services) since 1993. President and owner of Trademark Wines (Missouri-based distributor of beverages and alcohol) since July 2016. Ms. Hoagland’s qualifications to serve on the Board include her experience serving as Chairman of the Board of Directors of Triad Bank and her extensive experience as an advisory member of the Board of Directors of the following distribution and manufacturing companies: Major Eagle Inc. / Eagle Brands, Inc., G.M. Johnson Companies, Inc., Duke Manufacturing Company, Essex Industries Inc., ATRO Engineered Systems, Inc. and Anova Furnishings, Inc.

J. KEITH MATHENEY

Age 68. Director since 2004. Managing member of Matheney and Matheney, CPAs PLLC (accounting and tax consulting) since 2004. Executive Vice President of Louisiana Pacific Corporation (forest products manufacturer) from 2002 to 2003 and Vice President from 1997 to 2002. Formerly a director of Pope & Talbot, Inc. (a forest products company). Mr. Matheney’s qualifications to serve on the Board include his executive experience in a large public company in the building products industry, his financial expertise and his experience on another public company board, including audit committee experience.

Continuing Directors:

Directors Whose Terms Expire in 2018

DONALD L. GLASS

Age 68. Director since 2004. Retired. President and Chief Executive Officer of The Timber Company (timber producer) from 1997 to 2001. Executive Vice President of Georgia-Pacific Corporation (building products manufacturer) from 1996 to 2001. Mr. Glass’s qualifications to serve on the Board include his executive experience with a large public company in the building products industry, including his experience as the chief executive officer of one of its operating units.

DELBERT H. TANNER

Age 65. Chairman. Director since 2001. Retired. Chief Executive Officer of Anderson Group, Inc. (manufacturer of welding equipment and industrial fans) from 2005 to 2007. President and Chief Executive Officer of RMC Industries Corporation (ready-mix concrete and building materials producer) from 2002 to 2005. Chief Operating Officer and Executive Vice President of RMC Industries Corporation in 2002 and Senior Vice President of RMC Industries Corporation from 1998 to 2002. Mr. Tanner’s qualifications to serve on the Board include his experience as the chief executive officer of a multi-national equipment manufacturer and of a large cement and buildings material producer.

Directors Whose Terms Expire in 2019

JON P. VRABELY

Age 52. Director since 2007. President and Chief Executive Officer of the Company since 2007. Vice President, Chief Operating Officer of the Company from 2005 to 2007. Mr. Vrabely’s qualifications to serve on the Board include his extensive knowledge of the Company’s operations, strategy and financial position through his service as our President and Chief Executive Officer, as well as through his prior positions in his 17 years of service with the Company.

PATRICK L. LARMON

Age 64. Director since 2015. President and Chief Executive Officer of Bunzl North America since 2004. Executive Director of Bunzl plc., an international distribution and outsourcing group headquartered in London and director of Bodycote plc., a metal heat treating company. Mr. Larmon held various other management positions in Bunzl North America from 1990 to 2003. Mr. Larmon was Executive Vice President and part owner of Packaging Products Corporation from 1984 to 1990 when it was acquired. Mr. Larmon’s qualifications to serve on the Board include his executive experience in a large public company in the distribution industry, his financial expertise, and his experience on other public company boards.

JAMES F. HIBBERD

Age 52. Director since 2015. Senior Vice President Strategy, Business Transformation and Mergers & Acquisitions for Rexel North America (distributor of electrical and communications products) since January 2016. Senior Vice President and Chief Executive Officer of Gexpro Electrical Distribution, a division of Rexel Holdings USA Corp. since 2012. Mr. Hibberd held various leadership positions at General Electric Supply and other General Electric affiliates prior to joining Rexel in 2006. Mr. Hibberd’s qualifications to serve on the Board include his executive experience in a large international distribution company, including his experience as the chief executive officer of one of its operating units.

There are no arrangements or understandings between any director or director nominee and any other persons pursuant to which he or she was selected as a director or nominee. None of our directors are a party to any agreement or arrangement that would require disclosure pursuant to Stock Market Rule 5250(b)(3) of The NASDAQ Market LLC (“NASDAQ”), where the Company’s Common Stock is listed.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Directors

The Board of Directors is currently comprised of seven directors. The Board of Directors held six meetings and 12 separate Committee meetings in 2016. For their respective terms on the Board, each director attended at least 75% of the aggregate of all fiscal year 2016 meetings of the Board and each Committee on which he or she served. The Company’s directors are encouraged to attend the Annual Meeting of Stockholders. Six of the Company’s then-current directors attended the 2016 Annual Meeting of Stockholders.

Director Independence

On an annual basis, and at other appropriate times when a change in circumstances could potentially impact the independence or effectiveness of one or more of the directors, the Board of Directors evaluates the independence of the directors and determines if each director qualifies as an “independent director” as defined under the listing requirements of NASDAQ on which the Company’s common stock is listed. After carefully considering all relevant facts and circumstances, the Board of Directors has affirmatively determined that six of the Company’s seven directors, Ms. Hoagland and Messrs. Hibberd, Larmon, Glass, Matheney and Tanner, are independent in accordance with the standards established by NASDAQ. The Board has made a determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mr. Vrabely does not meet the NASDAQ independence standards for a director because he is an executive officer of the Company.

The Board of Directors has also affirmatively determined that:

•	each member of the Audit Committee qualifies as “independent” under the provisions of Section 10A of the Securities Exchange Act of 1934, as amended, and the rules of the U.S. Securities Exchange Commission (“SEC”) thereunder, as well as NASDAQ’s independence rules relating to audit committees; and

•	each member of the Management Organization and Compensation Committee meets the independence requirements of the SEC and NASDAQ’s corporate governance listing standards.

Corporate Governance

The Company has adopted Corporate Governance Guidelines, as well as a Code of Business Conduct and Ethics applicable to all directors, officers and employees. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company’s website at www.huttig.com. Information on, or accessible through, the Company’s website is not a part of, and is not incorporated into, this Proxy Statement. The Company intends to post on its website any amendments to, or waivers from, its Code of Business Conduct and Ethics within four business days of such amendment or waiver.

The Nominating and Corporate Governance Committee is responsible for reviewing the Corporate Governance Guidelines from time to time and reporting and making recommendations to the Board concerning corporate governance matters. Each year, the Nominating and Corporate Governance Committee reviews the Company’s corporate governance practices to ensure that (a) they comply with applicable laws, (b) they continue to reflect what the Committee believes are best practices, and (c) they promote the best interests of the Company and its stockholders.

Board Leadership Structure

The Board has chosen to separate the positions of Chairman of the Board and Chief Executive Officer at this time. Mr. Delbert H. Tanner, a non-employee independent director, serves as Chairman, and Mr. Jon P. Vrabely serves as the President and Chief Executive Officer. Separating the Chairman position and the Chief Executive Office position allows the Chief Executive Officer to focus on setting the strategic direction of the Company and on our day-to-day business, and allows the Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. While the Company’s Amended and Restated By-laws (“bylaws”) and Corporate Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for the Company at this time. The Board retains the discretion to assess whether the positions should be combined or separated at any given time based upon its evaluation of, among other things, the composition of the Board and the circumstances facing the Company.

Board Role in Risk Oversight

The Board believes that an important part of its responsibilities is to review the Company’s assessment of the major risks the Company faces and its policies for monitoring and controlling these risks. The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting. Management regularly reports to the Audit Committee on the Company’s risk assessment and management policies, the Company’s major financial risk exposure and the steps taken by management to monitor and mitigate such exposure. The Management Organization and Compensation Committee oversees the risks relating to the Company’s compensation policies and practices, as well as management development and leadership succession. It believes it has allocated executive compensation among base salary and short and long term compensation target opportunities in such a way as to not encourage excessive risk-taking. The Board, as a whole, examines specific business risks as part of its regular strategic reviews. In addition, management periodically reviews with the Board matters of particular importance or concern, including any significant areas of risk that warrant Board attention.

Board Committees

The Board of Directors has four standing Committees: (1) Executive, (2) Audit, (3) Management Organization and Compensation, and (4) Nominating and Governance. The Executive Committee meets when a quorum of the full Board of Directors cannot be readily obtained. In 2016, the Executive Committee held three meetings.

Except for the Executive Committee, which operates under the authority set forth in our bylaws, each of the Committees operates under a written charter adopted by the Board of Directors. All of the Committee charters are available on the Company’s website at www.huttig.com. Information on, or accessible through, the Company’s website is not a part of, and is not incorporated into, this Proxy Statement.

The current memberships of the Board committees follows:

Executive Committee	Audit Committee	Management Organization & Compensation Committee	Nominating & Governance Committee
Jon P. Vrabely*	J. Keith Matheney*	Donald L. Glass*	Delbert H. Tanner*
Donald L. Glass	James F. Hibberd	Gina G. Hoagland	Donald L. Glass
J. Keith Matheney	Patrick L. Larmon	Patrick L. Larmon	James F. Hibberd
Delbert H. Tanner		Delbert H. Tanner	Gina G. Hoagland

*	Chairman

Audit Committee

The Audit Committee assists the Board in fulfilling the Board’s oversight responsibility with respect to the integrity of the Company’s financial statements, the qualification and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and its internal auditors, the Company’s compliance with legal and regulatory requirements and the Company’s risk assessment and risk management policies. The Audit Committee has the sole authority to select, evaluate and, where appropriate, replace the independent auditors. The Audit Committee meets periodically with representatives from the Company’s internal auditors and independent auditors separate from management. The Audit Committee is also responsible for reviewing compliance with the Company’s Code of Business Conduct and Ethics and for administering and enforcing the Company’s accounting and auditing compliance procedures adopted in accordance with Section 301 of the Sarbanes-Oxley Act of 2002.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement confirming the absence of any relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee discussed with the independent auditors any activities that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors’ independence. The Audit Committee also received a report on the quality control procedures of the independent auditors, as well as the most recent peer review conducted under guidelines of the American Institute of Certified Public Accountants. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing, and results of the internal audit examinations. The Audit Committee reviewed with the independent auditors and the internal auditors their audit plan and audit scope and the independent auditors’ examination of the financial statements.

The Board of Directors has determined that J. Keith Matheney meets the requirements of an “audit committee financial expert” as defined in regulations of the SEC. During 2016, the Audit Committee held five meetings.

The report of the Audit Committee is included under “Report of the Audit Committee” in this Proxy Statement.

Management Organization and Compensation Committee

The Management Organization and Compensation Committee oversees the Company’s compensation plans and practices, including its executive compensation plans and director compensation plans, reviews and evaluates the performance of the Chief Executive Officer, reviews with the Chief Executive Officer his evaluation of the performance of other members of senior management, administers the Company’s restricted stock and other stock-based compensation plans and programs, reviews management development and succession planning policies and produces the annual report on executive compensation for inclusion in the Company’s annual proxy statement. During 2016, the Management Organization and Compensation Committee held three meetings.

The report of the Management Organization and Compensation Committee on executive compensation is included under “Compensation Committee Report” in this Proxy Statement.

Nominating and Governance Committee

The Nominating and Governance Committee’s duties include assisting the Board by identifying individuals qualified to become members of the Board, recommending to the Board the director nominees for election at the next Annual Meeting of Stockholders, advising the Board with respect to Board composition and procedures, advising the Board with respect to corporate governance principles and overseeing the evaluation of the Board. During 2016, the Nominating and Governance Committee held one meeting.

Director Qualifications and Nominating Procedures

The Company’s Corporate Governance Guidelines provide that the Board should generally have between seven and eleven directors, a substantial majority of whom must qualify as independent directors as defined under the listing standards of NASDAQ. The Corporate Governance Guidelines provide that a director who serves as the Company’s Chief Executive Officer should not serve on more than two other public company boards, other directors should not serve on more than four other public company boards and members of the Audit Committee should not serve on more than two other public company audit committees.

The Board seeks to identify and recruit the best available director candidates to sustain and enhance the composition of the Board with the appropriate balance of knowledge, experience, skills, expertise and diversity. Characteristics required for service on the Company’s Board include integrity, an understanding of the workings of large business organizations such as the Company, senior level executive experience, the ability to make independent, analytical judgments, the ability to be an effective communicator, and the ability and willingness to devote the time and effort to be an effective and contributing member of the Board. The Board will consider potential director candidates proposed by other members of the Board and management and those potential director candidates properly proposed by our stockholders. From time to time, the Nominating and Governance Committee may retain search firms or other advisors to assist it in recruiting the best available director candidates for the Company.

Although the Company does not have a formal written diversity policy for the Board, the Board determines the most appropriate mix of characteristics, skills and experiences for the Board as a whole to possess at any given time, with the objective of having a Board with adequately diverse backgrounds and experiences in light of the circumstances existing at that time. The Board evaluates each individual in the context of that individual’s potential contribution to the Board as a whole with the objective of recommending a collective group that can best promote the success of the Company’s business, represent stockholder interests through the exercise of sound judgment and allow the Board as a whole to benefit from the group’s varying backgrounds and experiences. The Board applies the same criteria to all candidates that it considers, including any candidates properly submitted by our stockholders.

To have a candidate considered by the Board, a stockholder must submit the recommendation in writing to the Company addressed to the Office of the Corporate Secretary at 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141 and must provide the following information, in addition to any other information required in the Company’s bylaws:

•	The candidate’s name, age and business and residence address;

•	The candidate’s principal employment or occupation;

•	The class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the candidate;

•	A description of any arrangements or understandings between the stockholder and the candidate;

•	A signed confirmation of the candidate’s willingness to serve on the Board;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the candidate;

•	The class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder, and the length of time of such ownership; and

•	The stockholder’s name and record address.

Stockholders may submit potential director candidates at any time pursuant to these procedures. The Board will consider such candidates in connection with annual elections of directors or the filling of any director vacancies. Any stockholder nominations for the 2018 Annual Meeting of Stockholders, together with the information described above, must be submitted in accordance with the procedures described under “Miscellaneous — Next Annual Meeting; Stockholder Proposals” in this Proxy Statement.

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Committee or any Chairman of any Committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or Committee, correspondence should be addressed to the Board of Directors or any such individual director or group or Committee by either name or title. All such correspondence should be sent to the Company “c/o Corporate Secretary” at 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141. To communicate with any of our directors electronically, stockholders should use the following e-mail address: corporatesecretary@huttig.com.

The office of the Corporate Secretary will open all communications received as set forth in the preceding paragraph for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive or irrelevant material will be forwarded promptly to the addressee. To the extent that the communication involves a request for information, such as an inquiry about the Company or stock-related matters, the Corporate Secretary’s office may handle the inquiry directly. In the case of communications to the Board or any group or Committee, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or Committee to which the envelope or e-mail is addressed.

Compensation of Directors

Shown below is information concerning the compensation for service as a director for each member of our Board of Directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Delbert H. Tanner	$98,500	$40,000	$138,500
Donald L. Glass	$68,000	$40,000	$108,000
James F. Hibberd	$53,750	$40,000	$93,750
Gina G. Hoagland	$46,000	$40,000	$86,000
Patrick L. Larmon	$59,000	$40,000	$99,000
J. Keith Matheney	$73,500	$40,000	$113,500
Jon P. Vrabely(3)	—	—	—

(1)	Effective July 1, 2016, based on Lockton Companies review of the Company’s non-employee director compensation and recommendation of the Management Organization and Compensation Committee, the Board increased the Board members’ annual cash retainer. Each Board member’s annual retainer was increased from $25,000 to $35,000. The retainer for the Chairman of the Board was increased from $75,000 to $85,000 plus each director receives a meeting fee for each Board and Committee meeting attended. Effective July 1, 2016 the meeting fees increased from $2,000 to $2,500 per meeting. Non-employee directors receive the following cash compensation, as applicable:

Annual retainer — Board members	$35,000
Annual retainer — Audit Committee chairman	$10,000
Annual retainer — Other Audit Committee members	$1,500
Annual retainer — Management Organization and Compensation Committee chairman	$8,000
Annual retainer — Executive Committee members	$2,000
Meeting fee	$2,500

(2)	The non-employee Board members are also granted an annual equity grant valued at $40,000 on grant date. Amounts represent the grant date fair value of stock awards computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718 (formerly referred to as Statement of Financial Accounting Standards No. 123R, Share-Based Payment). The per-share grant date fair value is computed as the average of the high and low stock prices on the date of grant.

In accordance with the above-described program, each non-employee director was awarded shares valued at $40,000 on April 26, 2016, the date of the 2016 Annual Meeting of Stockholders, on which date the per-share fair value was $4.51. These awards will vest on April 25, 2017, the date of this year’s Annual Meeting. Messrs. Glass, Matheney and Tanner currently hold restricted stock units for 44,502 shares of the Company’s common stock which vested and will be distributed when they leave the Board of Directors.

(3)	Mr. Vrabely, who serves as both a director and the Company’s President and Chief Executive Officer, does not receive additional compensation for service as a director. See the Summary Compensation Table in this Proxy Statement for his compensation as an executive officer of the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2016 audited by KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with KPMG LLP various matters related to the financial statements, including those matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s internal controls and financial reporting process and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles, and auditing management’s effectiveness of internal control over financial reporting. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.

Other than Mr. Matheney, who is a practicing certified public accountant, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The members of the Audit Committee are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are in fact “independent.”

This report is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that this report be treated as “soliciting material” or specifically incorporates it by reference into a document filed with the SEC.

Submitted by:

The Audit Committee of the Board of Directors of Huttig Building Products, Inc.

J. Keith Matheney — Chairman

James F. Hibberd

Patrick L. Larmon

The preceding report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference, and the report will not otherwise be deemed filed under such acts.

EXECUTIVE OFFICERS

Huttig’s executive officers as of March 17, 2017 and their respective ages and positions are set forth below:

Name	Age	Position
Jon P. Vrabely	52	President and Chief Executive Officer
Oscar A. Martinez	47	Vice President, Chief Financial Officer
Gregory W. Gurley	62	Vice President, Product Management and Marketing
Brian D. Robinson	55	Vice President, Chief Information Officer
Rebecca L. Kujawa	40	Vice President, General Counsel and Corporate Secretary

The principal occupations and employment of our executive officers, including positions held with the Company, during the past five years are set forth below:

Jon P. Vrabely was named President and Chief Executive Officer in 2007. He was also appointed to the Board of Directors in 2007. He served as interim Chief Financial Officer and Secretary of the Company from June 2015 until April 2016, when Mr. Martinez was appointed.

Oscar A. Martinez was named Vice President and Chief Financial Officer in April 2016. Mr. Martinez previously served as Senior Vice President and Chief Financial Officer of Foresight Energy from 2011 to 2015.

Gregory W. Gurley was named Vice President, Product Management and Marketing in 2007.

Brian D. Robinson was named Vice President, Chief Information Officer in 2006.

Rebecca L. Kujawa was named Vice President, General Counsel and Corporate Secretary in April 2016. She previously served as a consultant to the Company from January 2014 through April 3, 2016. She served in various positions with Peabody Energy Corp. from 2008 to 2012, including Vice President & General Counsel - Asia & Trading.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY DIRECTORS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned, directly or indirectly, by the Company’s directors, the executive officers named in the Summary Compensation Table and all of the Company’s directors and executive officers as a group, as of February 27, 2017. There were [            ] shares of our common stock outstanding as of February 27, 2017. Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the Company’s securities. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them.

	Unrestricted Shares Owned(1)		Shares in 401(k) Plan	Restricted Shares/ Restricted Stock Units	Total Shares Beneficially Owned	Percent of Shares Outstanding
Non-Employee Directors:
Delbert H. Tanner	118,870	(2)	—	53,381	172,251	*
Donald L. Glass	80,870		—	53,381	134,251	*
James F. Hibberd	12,800		—	8,879	21,679	*
Gina G. Hoagland	—		—	8,879	8,879	*
Patrick L. Larmon	12,800		—	8,879	21,679	*
J. Keith Matheney	40,870	(3)	—	53,381	94,251	*
Named Executive Officers:
Jon P. Vrabely	797,606		8,937	99,296	905,839	—%
Oscar A. Martinez	—		—	226,657	226,657	—%
Gregory W. Gurley	177,587		2,094	46,565	226,246	—%
Brian D. Robinson	304,106		117,284	40,478	461,868	—%
Rebecca L. Kujawa	7,625		—	23,661	31,286	—%
Directors and executive officers as a group (11 persons)	1,553,134		128,315	623,437	2,304,886	—%

*	Represents holdings of less than 1%.
(1)	Includes previously restricted shares, the restrictions on which have lapsed.
(2)	90,500 shares are held in OOT, LLC, a company solely owned by Mr. Tanner.
(3)	Shares are held in a Matheney family trust.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

The following table sets forth the ownership of common stock by each person known by the Company to beneficially own more than 5% of the Company’s common stock based on the number of shares of common stock outstanding as of February 27, 2017. There were [-] shares of our common stock outstanding as of February 27, 2017. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and dispositive power with respect to all shares of common stock shown to be beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
JB Capital Partners LP and Alan Weber 5 Evan Place Armonk, New York 10504	1,774,835	(1)	[—	]%

Arnold B. Siemer and Andrew F. Bohutinsky 7795 Walton Parkway Suite 175 New Albany, Ohio 43054	1,503,490	(2)	[—	]%

Phillip Hauser and Fritz Hauser Hauser Family AG, Hauser & Friends AG, Hauser & more Friends GmbHand Hauser Brothers GmbH Wilhelm-Hamm-Strasse 15 77654 Offenburg Germany	1,532,871	(3)	[—	]%

Paradigm Capital Management, Inc. Nine Elk Street Albany, New York 12207	1,856,300	(4)	[—	]%

(1)	This information is based solely on a Schedule 13D filed jointly by JB Capital Partners LP and Alan Weber with the SEC on December 31, 2012. According to the filing, each member of the filing group has shared voting and dispositive power with respect to all of the shares.
(2)	This information is based solely on a Schedule 13G/A filed jointly by Arnold B. Siemer and Andrew F. Bohutinsky with the SEC on February 12, 2016. According to the filing, each member of the filing group has sole voting and dispositive power with respect to all of the shares. The filing indicates that Mr. Siemer beneficially owns 1,280,000 of the shares and Mr. Bohutinsky beneficially owns 223,490 of the shares (215,000 individually and 8,490 through an individual retirement account), and each member of the group disclaims beneficial ownership of the shares owned by the other member of the group.
(3)	This information is based solely on a Schedule 13G/A filed jointly by Phillip Hauser, Fritz Hauser, Hauser Family AG, Hauser & Friends AG, Hauser & more Friends GmbH and Hauser Brothers GmbH with the SEC on February 13, 2017. According to the filing: Phillip Hauser and Fritz Hauser each beneficially owns 1,532,871 of the shares and has sole voting and dispositive power with respect to such shares; Hauser Family AG beneficially owns 1,104,018 shares and has sole voting and dispositive power with respect to such shares; Hauser & Friends AG beneficially owns 330,277 shares and has sole voting and dispositive power with respect to such shares; Hauser & more Friends GmbH beneficially owns 92,576 shares and has sole voting and dispositive power with respect to such shares; and Hauser Brothers GmbH beneficially owns 6,000 shares and has sole voting and dispositive power with respect to such shares. The address in the table above is for Philip Hauser and Hauser Family AG. The address for Fritz Hauser, Hauser & Friends AG, Hauser & more Friends GmbH and Hauser Brothers GmbH is Unterer Fauler Pelz 8, 69117 Heidelberg, Germany.
(4)	This information is based solely on a Schedule 13G/A filed by Paradigm Capital Management, Inc. with the SEC on February 14, 2017. According to the filing, Paradigm Capital Management, Inc. has sole voting and dispositive power with respect to all of the shares.

COMPENSATION COMMITTEE REPORT

The Management Organization and Compensation Committee (the “Compensation Committee”) has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and its discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis section of this Proxy Statement be included in the Company’s Proxy Statement on Schedule 14A for the Company’s 2017 Annual Meeting of Stockholders filed with the SEC.

Submitted by:

The Management Organization and Compensation Committee of the Board of Directors of Huttig Building Products, Inc.

Donald L. Glass — Chairman

Gina G. Hoagland

Patrick L. Larmon

Delbert H. Tanner

The preceding report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference, and the report will not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Management Organization and Compensation Committee (the “Committee”) of the Board of Directors of the Company is responsible for overseeing the Company’s executive compensation programs. This Compensation Discussion and Analysis describes the key features of our executive compensation program and the Committee’s approach to designing and implementing 2016 compensation for each of the executive officers named in the Summary Compensation Table (the “named executive officers”).

Philosophy

The primary objective of our executive compensation program is to attract and retain qualified employees. Our compensation program is designed to encourage and reward individual and Company performance and increase stockholder value. Accordingly, executive compensation is based on our pay-for-performance philosophy, which emphasizes executive performance measures that correlate closely with the achievement of both shorter-term performance objectives and longer-term stockholder value. To this end, a substantial portion of our executives’ compensation is at-risk based on the performance of the Company and the executive. The percentage of compensation at risk increases with position level. We believe this effectively incentivizes senior management, who have greater influence on the performance of the Company as a whole.

Overview

Executive compensation is comprised of the following components:

•	base salary;

•	annual incentive compensation;

•	long-term incentive awards;

•	defined contribution plans; and

•	perquisites and other personal benefits.

Each of these components represents a portion of each executive officer’s total compensation package, although participation in the defined contribution plan is at the option of the executive officer. Our policy for allocating between long-term and currently paid compensation seeks to ensure adequate base compensation to attract and retain qualified personnel, while providing incentives to maximize long-term value for the Company and its stockholders. We do not maintain a pre-established policy or formula for the allocation between either cash and non-cash or short-term and long-term incentive compensation.

Process

On an annual basis, the Committee reviews and evaluates the performance and leadership of the executive officers and recommends to the independent members of the Board of Directors all compensation actions affecting the Chief Executive Officer. The Committee also annually reviews with the Chief Executive Officer his evaluation of the performance of the other executive officers.

In setting executive compensation for 2016, the Committee considered the results of the Company’s “say-on-pay” proposal at the 2016 Annual Meeting of Stockholders, which was approved by over 96.4% of the votes cast by the Company’s stockholders. The Committee considered this favorable outcome and believed it reflects the stockholders’ general support for the Company’s existing compensation policies and philosophy.

To assist it in its review of executive compensation, the Committee also periodically engages outside consultants to provide competitive compensation information. The Committee uses peer-group compensation data in its decision-making process to target elements of the executives’ compensation to be competitive with a peer group.

Base Salaries

In connection with the Company’s cost control efforts in response to the prolonged, severe decline in the housing market, no incumbent executive officer received a base salary increase from 2007 through 2014. In addition, the Company instituted a 10% reduction in the base salaries of certain employees, including certain of the named executive officers below, which became effective in November 2011. Executive salaries were not fully restored to 2007 levels until June 2014. In 2015, the Company worked with Lockton Companies to evaluate executive salaries to be competitive with peer-group compensation and increased executives’ salaries to be in line with such peer-group compensation.

The 2016 annual base salary for each of the named executive officers was as follows:

Name and Principal Position	2016 Base Salary
Jon P. Vrabely(1) — President and Chief Executive Officer and Former Interim Chief Financial Officer	$550,000
Oscar A. Martinez(2) — Vice President, Chief Financial Officer	$350,000
Gregory W. Gurley — Vice President, Product Management and Marketing	$252,500
Brian D. Robinson — Vice President, Chief Information Officer	$219,750
Rebecca L. Kujawa(3) — Vice President, General Counsel and Corporate Secretary	$200,000

(1)	Mr. Vrabely served as Interim Chief Financial Officer and Secretary from June 12, 2015 through April 3, 2016, at which time Mr. Martinez was appointed.

(2)	Mr. Martinez was named Vice President, Chief Financial Officer effective April 4, 2016.
(3)	Ms. Kujawa was named Vice President, General Counsel and Corporate Secretary effective April 4, 2016.

The Company believes that the base salaries of the named executive officers are at levels that, considering the current economic environment, are appropriate for executives of a public corporation of the Company’s size and industry.

2016 Annual Incentive Compensation

In 2016, each of the executive officers of the Company was eligible to receive annual incentive bonuses under the Company’s 2005 Executive Incentive Compensation Plan, as amended and restated effective April 27, 2015 (“EIC Plan”). The Company’s annual incentive compensation program is designed to reward the performance of the executives. For 2016, the Board primarily used an economic value added (“EVA”) measure to determine performance, among other factors. EVA is a measurement of the amount by which the Company’s after-tax profits, after certain adjustments, exceed the cost of capital employed by the Company. The Company believes that, as compared to other common performance measures such as return on equity or growth in earnings per share, EVA has a higher correlation with the Company’s overall financial performance and the creation of long-term stockholder value. Although criteria used to determine the total annual incentive compensation is formula driven, the Committee makes individual awards using its discretion based on review of individual performance.

For 2016, the Committee established target annual bonuses for each of the executive officers based on a percent of their respective base salaries. The aggregate target annual bonuses for the executive officers was approximately $1.2 million. For 2016, the Committee relied in part on an EVA calculation for the Company that included two components: (1) a percentage of the absolute EVA generated for 2016 and (2) a percentage of the improvement in EVA from 2015 to 2016. In evaluating EVA, the Committee used a weighted average cost of capital of 5.08%. The Committee determined that the bonus pool would be 6% of the 2016 EVA of $17,150,000 plus 10% of the $4,202,000 improvement in EVA from 2015 to 2016. This resulted in a total incentive cash bonus pool for 2016 of $1,449,000. Based on the company’s improved financial performance in 2016, the Committee, in its discretion, increased the total annual incentive pool by $50,000 to $1,499,000, of which $1,368,100 was allocated to the named executive officers. The Committee reviewed the executives’ performance and the achievements of the Company for 2016.

As discussed below, Mr. Vrabely’s employment agreement effective the first quarter of 2016 provides that his targeted annual bonus incentive is not less than 100% of his current base salary. For the other named executive officers, the Committee considered Mr. Vrabely’s recommendations, the scope of each executive officer’s duties, prior year awards, performance in areas of leadership, and completion of key projects.

The following table highlights certain of the material factors considered by the Committee in determining 2016 annual bonus awards:

Name	Individual Performance Assessment
Jon P. Vrabely	The Compensation Committee considered Mr. Vrabely’s continued progress in diversifying the Company’s business and initiatives, including the acquisition of BenBilt, the organic growth initiative of the Huttig-Grip product line, and leading a change management culture in addition to the goals set for Mr. Vrabely in early 2016 regarding gross margins and EBITDA.

Oscar A. Martinez	The Compensation Committee considered Mr. Martinez’s contribution in achieving the company's strategic growth initiatives, financial initiatives, and the development and implementation of the company's investor relations strategy.

Name	Individual Performance Assessment

Greg W. Gurley	The Compensation Committee considered Mr. Gurley’s contribution in the development and implementation of the company's organic growth strategy.

Brian R. Robinson	The Compensation Committee considered Mr. Robinson’s leadership in development and implementation of the company's Information Technology strategy.

Rebecca L. Kujawa	The Compensation Committee considered Ms . Kujawa’s strategic analysis, management and settlement of the company's legal and environmental matters and accompanying settlements and her engagement in the company's human resources strategy.

The following lists the annual cash bonus awards allocated to the named executive officers for 2016:

Name	2016 Annual Bonus Earned
Jon P. Vrabely	$666,615
Oscar A. Martinez	$232,721
Gregory W. Gurley	$138,880
Brian D. Robinson	$172,138
Rebecca L. Kujawa	$157,746

The awards to the named executive officers were paid in March 2017. In addition to her 2016 annual cash bonus under the EIC Plan, the Board of Directors approved a special, one-time cash performance award of $100,000 for Ms. Kujawa’s management and settlement of legal matters in 2016.

Long Term Incentive Awards

The Company considers its long term incentive awards program a key employee retention tool and a way to better align the interests of our named executive officers with those of our stockholders. In making decisions regarding long-term incentive awards for executive officers, the Committee considers factors such as each individual’s performance and responsibilities.

Mr. Vrabely’s 2016 long term incentive compensation was determined under his employment agreement, which provides for a target long term incentive award equal to 100% of his base salary, with 45% provided as a time-vesting restricted stock award (as shown in the table below) and 55% as a cash long-term incentive award (the “Cash LTI”). Additional details on the Cash LTI are provided under “Compensation of Chief Executive Officer” below. The Committee believes that this balanced approach to long-term incentive compensation for Mr. Vrabely focuses him on achieving key financial goals over multiple years, encourages his retention and aligns his interests with those of our long-term stockholders.

In 2016, each of the named executive officers received grants of restricted stock under the EIC Plan. The Committee awarded a total of 756,492 shares of restricted stock to employees, including 336,166 shares awarded to the named executive officers. The number of shares of restricted stock granted to the named executive officers in 2016 and 2015 is as follows.

	Restricted Stock Grant
Name	2016 (# Shares)		2015 (# Shares)
Jon P. Vrabely	65,963	(1)	100,000
Oscar A. Martinez	200,000	(2)	—
Gregory W. Gurley	27,457	(3)	40,000
Brian D. Robinson	24,025	(3)	35,000
Rebecca L. Kujawa	18,721	(3)	2,698

(1)	In 2016, the Board approved a 2016 long term incentive award with 45% as a time-vesting restricted stock award and 55% as a Cash LTI. On March 16, 2016, Mr. Vrabely received a grant of 65,963 shares of restricted stock. The award vests ratably over three years assuming Mr. Vrabely’s continued employment and vests immediately in the event of his death, permanent disability, or upon termination of employment by the Company without cause (or by Mr. Vrabely for good reason) or a change of control of the Company.
(2)	Mr. Martinez received a grant of 200,000 shares of restricted stock on April 4, 2016 as a signing bonus. The award vests ratably over five years assuming his continued employment and vest immediately in the event of his death, permanent disability, retirement, or upon a change of control of the Company.
(3)	Mr. Gurley, Mr. Robinson, and Ms. Kujawa received restricted stock awards on February 3, 2016. The awards vest ratably over three years assuming the executive’s continued employment and vest immediately in the event of the executive’s death, permanent disability, retirement or upon a change of control of the Company.

The Company considered the Company’s increased stock price in granting the number of restricted shares to each of the named executive officers in 2016 and 2015. The Committee believes that awards of equity compensation provide an appropriate incentive to the executive officers which align their interests with those of the Company’s stockholders.

Defined Contribution Plans

The Company provides retirement benefits to the named executive officers under the terms of its tax-qualified 401(k) defined contribution plan. Effective July 1, 2016, the Company reinstated the Company matching program for all employees. For every pre-tax dollar contributed to the 401k/Roth plan, the Company made matching contributions, up to a total of 6% of the employee’s total eligible deferral amount. The named executive officers participate in the plan on substantially the same terms as our other participating employees.

In 2016, as required by Mr. Vrabely’s employment agreement, the Company established an unfunded nonqualified deferred compensation plan (the “DC Plan”) in which only Mr. Vrabely participates. Under the DC Plan, and consistent with the terms of Mr. Vrabely’s employment agreement, the Company makes an annual contribution in a targeted amount between $100,000 and $300,000, with the exact amount to be determined by the Board based on Company and individual performance. No elective deferrals by Mr. Vrabely are permitted. The Company contributions under the DC Plan do not become vested until January 1, 2023, subject to Mr. Vrabely’s continued employment with the Company, or earlier vesting in the event of his death, permanent disability, termination of employment by the Company without cause or termination of employment by Mr. Vrabely for good reason, or in the event that the DC Plan is terminated by the Company following a change of control. The Committee believes that these vesting provisions will further encourage Mr. Vrabely’s retention through the vesting date.

For 2016, the Company contributed $300,000 to Mr. Vrabely’s account under the DC Plan. The Committee considered the Company and individual performance and the recommendation from the Committee’s compensation consultant when making the 2016 contribution.

During the deferral period, balances in the DC Plan account will be adjusted with deemed investment returns based on Mr. Vrabely’s investment choices, all of which are based on market rates of return. Vested balances are payable from the DC Plan in a lump sum following Mr. Vrabely’s termination of employment or his earlier disability or death. Amounts credited to the DC Plan will be included as compensation in the Summary Compensation Table in the year of vesting.

Perquisites and Other Personal Benefits

The Company provides the named executive officers with perquisites and other personal benefits that the Company believes are reasonable and consistent with its overall compensation program to better enable the

Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. Mr. Vrabely receives additional supplemental life and long-term disability insurance with benefits of three times his base salary upon death and providing supplemental income in the event of his disability. Certain named executive officers are provided the use of a leased Company automobile or a car allowance. In certain instances, as determined on a case-by-case basis, the Company provides signing bonuses for new hires and reimbursement for spouse travel in connection with business functions. (See “Long-Term Incentive Awards” above regarding a new hire signing bonus in 2016 in the form of a restricted stock award to Mr. Martinez.)

Costs of the perquisites and personal benefits described above for the named executive officers that meet the threshold established by applicable SEC regulations are included in the Summary Compensation Table below in the “All Other Compensation” column.

Change of Control Agreements

The Company entered into an employment agreement with Mr. Vrabely which contains certain payments in connection with a termination of employment following a change in control of the Company. The Company has also entered into change in control agreements with the other named executive officers providing similar protections. The change in control agreements provide benefits only upon an involuntary termination or constructive termination of the officer within three years following a change in control. In addition, the Company’s long term incentive plans and the award agreements under such plans provide that all restrictions on restricted stock lapse in the event of a change of control of the Company, and that all stock options become fully vested and exercisable either immediately upon a change of control or in the event that the employee is terminated following a change of control, depending on the plan. Information regarding payments and benefits that would accrue to the named executive officers under such arrangements is provided under the heading “Potential Payments Upon Termination or Change of Control” below. The Committee believes that these change of control agreements promote stability and continuity of senior management, represent a market competitive practice and will encourage executives to consider potential transactions that will benefit stockholders even if the transactions could result in the executive’s termination of employment.

Employment Agreements

During 2016, no named executive officer was party to a written employment agreement, except Mr. Vrabely, whose compensation is discussed immediately below.

Compensation of Chief Executive Officer

General

Mr. Vrabely’s compensation is determined in accordance with an employment agreement with the Company as described further in this section. The Committee believes that Mr. Vrabely’s compensation under the employment agreement, while higher than that of our other executive officers, is appropriate taking into consideration the level of his responsibilities with the Company. The Committee’s goals in setting Mr. Vrabely’s compensation are consistent with its goals for setting the compensation of our other executive officers generally including providing compensation that is competitive with that of the companies with which we compete for talent; aligning the interests of our executives with those of our stockholders through annual incentive compensation; and promoting retention and alignment with stockholder interests through long term equity incentives.

Term of Employment

Effective January 1, 2007, Jon P. Vrabely was appointed as the Company’s President and Chief Executive Officer. In connection with this appointment, the Company entered into a written employment agreement with

Mr. Vrabely, which has been amended from time to time, including in March 2016. The current term of the agreement expires on December 31, 2017; however, the agreement automatically extends for an additional year on that date and on each succeeding December 31 unless either Mr. Vrabely or the Company provides written notice of their intent to terminate at least 90 days prior to December 31.

Base Salary

Mr. Vrabely’s employment agreement provides for an initial base salary of $550,000 per year beginning January 1, 2016, which base salary may be increased but not decreased without Mr. Vrabely’s consent.

Annual Incentive Compensation

Mr. Vrabely’s employment agreement provides that he is to be allocated an annual cash incentive award target opportunity of at least 100% of his base salary. See discussion above under “2016 Annual Incentive Compensation” regarding the 2016 award for Mr. Vrabely.

Long Term Incentive Compensation

Mr. Vrabely’s employment agreement provides that on an annual basis, he is eligible to receive a long term incentive award with an aggregate target opportunity of at least 100% of his base salary, which award may be cash-based or stock-based, may be time-vesting or performance-vesting as the Board shall determine. The Board approved a 2016 long term incentive award with two components:

•	45% as a time-vesting restricted stock award, and

•	55% as the Cash LTI, which is a cash-based long term performance award with a performance period covering 2016-2018.

See discussion above under “Long Term Incentive Awards” regarding the 2016 restricted stock award for Mr. Vrabely.

For the 2016 Cash LTI, the Committee set two equally weighted goals with a payout ranging from 0% to 200% of target for each goal to be earned over a three-year performance period (2016-2018). The two goals are based on increases in gross profit and EBITDA as compared against the 2015 baseline results.

In addition, for each goal, the Committee set annual “milestone” goals for 2016 and 2017 that could result in a partial payment (one-third of the target) at the end of each of those years. For 2016, the milestone goals for both performance measures were achieved, and as a result, one-third of the target award ($100,000) was earned and paid in early 2017. This 2016 milestone payment is included as 2016 compensation in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

The following summarizes the 2016 milestone goals and results:

Measure	2015 Baseline	2016 Milestone Goal	2016 Result
Gross Profit	20.2%	21.2% (100 bps growth)	21.2%

EBITDA	$18.7M	$24.7M ($6M growth)	$28.3M

Severance/Change of Control

The employment agreement includes certain severance benefits payable in case of Mr. Vrabely’s termination of employment without cause or upon non-renewal of the employment agreement by the Company without cause, in addition to certain protections in case of a termination of employment following a change in control as described above. The Committee believes that the amount of severance protection provided under the employment agreement represents a standard market practice and helps to encourage Mr. Vrabely’s retention. See below under “—Potential Payments Upon Termination or Change of Control — Change of Control Arrangements” for additional details.

Perquisites and Other Benefits

Mr. Vrabely’s employment agreement states that he is to be provided the use of a Company-provided automobile and is to receive other employee benefits provided by the Company and generally available to executive officers. In addition to receiving the employee benefits available to the other executive officers, Mr. Vrabely receives supplemental life and long-term disability insurance with benefits of three times his base salary upon death and providing supplemental income in the event of disability.

The Committee believes that Mr. Vrabely’s compensation, while higher than that of our other executive officers, is appropriate taking into consideration the level of his responsibilities with the Company. The Committee’s goals in setting Mr. Vrabely’s compensation are consistent with its goals for setting the compensation of our other executive officers generally such as providing compensation that is competitive with that of the companies with which we compete for talent; aligning the interests of our executives with those of our stockholders through annual incentive compensation; and promoting retention and alignment with stockholder interests through long term equity incentives.

Accounting and Tax Considerations

The Committee generally considers the financial accounting implications of stock awards and other compensation to the Company’s executive officers in evaluating and establishing the Company’s compensation policies and practices. In addition, Section 162(m) of the Internal Revenue Code, as amended (the “Code”), limits the deductibility of annual compensation paid to certain executive officers to $1 million per employee unless the compensation meets certain specific requirements. The Committee believes that in establishing incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable should be only one of several factors taken into consideration and not the sole governing factor. For that reason, the Committee may deem it appropriate to continue to provide one or more named executive officers with the opportunity to earn compensation that may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Code.

Summary Compensation Table

Shown below is information concerning the total compensation paid to and compensatory awards received by the named executive officers of the Company during each of the relevant years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (4)	Total
Jon P. Vrabely(3)	2016	$547,115		$250,000	$766,615	$11,221	$1,574,951
President and Chief Executive Officer and Former Interim Chief Financial Officer	2015	$400,000		$319,000	$760,000	$11,350	$1,490,350
	2014	$390,692		$380,500	$416,640	$12,426	$1,200,258

Oscar A. Martinez(3)	2016	$255,769		$745,000	$232,721	—	$1,233,490
Vice President — Chief Financial Officer

Gregory W. Gurley	2016	$251,442		$88,000	$138,880	$14,400	$492,722
Vice President — Product Management and Marketing	2015	$225,000		$127,600	$165,512	$15,786	$533,898
	2014	$219,765		$152,200	$138,880	$15,786	$526,631

Brian D. Robinson	2016	$218,971		$77,000	$172,138	$14,400	$482,509
Vice President — Chief Information Officer	2015	$199,500		$111,650	$146,021	$14,814	$471,985
	2014	$194,858		$133,175	$119,540	$14,814	$462,387

Rebecca L. Kujawa(5)	2016	$146,154	$100,000	$60,001	$157,746	$175,502	$639,403
Vice President — General Counsel and Corporate Secretary

(1)	Represents the grant date fair value of restricted stock awards computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718. The per-share grant date fair value is computed as the average of the high and low stock prices on the date of grant. Mr. Vrabely’s award was granted on March 16, 2016 and based on a per-share fair value of $3.79. Mr. Martinez’s award was granted on April 4, 2016 and based on a per-share fair value of $3.725. Messrs. Gurley and Robinson and Ms. Kujawa’s awards were granted on February 3, 2016 and based on a per-share fair value of $3.205. The 2015 awards were granted on January 27, 2015, on which date the per-share fair market value was $3.19. The 2014 awards were granted on January 28, 2014, on which date the per-share fair market value was $3.805.

Restricted stock was granted under the EIC Plan. Shares vest over three years, assuming continued employment, with one-third of the shares vesting on each of the first three anniversaries of the grant date, with the exception of the 2016 award to Mr. Martinez with one-fifth of the shares vesting on each of the first five anniversaries of the grant date.

(2)	All of the named executive officers participated in the EIC Plan for 2016 and 2015 and the predecessor cash bonus plan based on EVA for year 2014 (the “EVA Plan”), as applicable. In January 2017, the Committee approved a total annual bonus pool of $1,499,000 for 2016, of which $1,368,100 was allocated to the named executive officers. The awards will be paid in March 2017. In addition to an annual cash incentive of $666,615, Mr. Vrabely received $100,000 for achievement of the 2016 milestones under the 2016-2018 Cash LTI. See “Compensation of Chief Executive Officer – Long Term Incentives” above.
(3)	Mr. Vrabely served as Interim Chief Financial Officer from June 12, 2015 through April 3, 2016. Mr. Martinez was appointed as Chief Financial Officer effective April 4, 2016.
(4)	For Mr. Vrabely, “all other compensation” includes a car allowance, life insurance, and supplemental long-term disability. Additionally, for 2016, the Company contributed $300,000 to Mr. Vrabely’s account under the DC Plan. Amounts credited to the DC Plan will be included as compensation in the Summary Compensation Table in the year of vesting. For Messrs. Gurley and Robinson, it includes a car allowance. For Ms. Kujawa, it includes $175,502 paid to her as an independent contractor to the Company in the performance of legal services on behalf of the Company prior to her employment.
(5)	Ms. Kujawa was appointed as Vice President, General Counsel and Corporate Secretary effective April 4, 2016.

Grants of Plan-Based Awards for 2016

Shown below is information concerning the total grant of plan-based awards received by the named executive officers of the Company during 2016.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards
Name	Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units (#)	Grant Date Fair Value (5)
Jon P. Vrabely	Annual Plan (1)		—	550,000	—	—	—
	2016 Cash LTI (2)		0	300,000	600,000	—	—
	Restricted Stock (3)	3/16/2016	—	—	—	65,963	250,000
Oscar A. Martinez	Annual Plan (1)		—	262,500	—	—	—
	Restricted Stock (4)	4/4/2016	—	—	—	200,000	745,000
Greg Gurley	Annual Plan (1)		—	164,125	—	—	—
	Restricted Stock (3)	2/3/2016	—	—	—	27,457	88,000
Brian Robinson	Annual Plan (1)		—	142,838	—	—	—
	Restricted Stock (3)	2/3/2016	—	—	—	24,025	77,000
Rebecca Kujawa	Annual Plan (1)		—	110,000	—	—	—
	Restricted Stock (3)	2/3/2016	—	—	—	18,721	60,001

(1)	The annual incentive plan in 2016 was based in part on an EVA calculation for the Company for 2016 that included two components: (i) a percentage of the absolute EVA generated for 2016 and (ii) a percentage of the improvement in EVA from 2015 to 2016. The Committee also reviews the executives’ performance and the achievements of the Company for 2016 when determining the annual payouts. Executives’ target annual bonuses are based on a percentage of their base salary. As discussed in the “Compensation of the Chief Executive Officer”, Mr. Vrabely’s targeted annual bonus incentive for 2016 equals 100% of his current base salary. See “Compensation Discussion and Analysis — 2016 Annual Incentive Bonuses.”
(2)	Mr. Vrabely’s 2016 Cash LTI is based on a three year performance target for gross profit and EBITDA improvement, with annual payouts based on achieving certain milestones. Payouts are based on relevant performance results against specified threshold, target and maximum performance levels. The Committee administers the plan to provide for payouts at a threshold level of performance at 80% of the target payout, payouts at a target level of performance at 100% of the target payout, and payouts at a maximum level of performance at 200% of the target payout. See “Compensation of the Chief Executive Officer – Long Term Incentive Compensation”.
(3)	Executives are granted a long term equity incentive award equal to a percentage of their base salary. See “Long Term Incentive Awards”. The awards vest ratably over three years assuming the executive’s continued employment and vest immediately in the event of the executive’s death, permanent disability, retirement or upon a change of control of the Company.
(4)	Mr. Martinez received a grant of 200,000 shares of restricted stock on April 4, 2016 as a signing bonus. The award vests ratably over five years assuming the executive’s continued employment and vest immediately in the event of his death, permanent disability, retirement, or upon a change of control of the Company.
(5)	The per-share grant date fair value is computed as the average of the high and low stock prices on the date of grant. Mr. Vrabely’s award granted on March 16, 2016 was based on a per-share fair value of $3.79. Mr. Martinez’s award granted on April 4, 2016 was based on a per-share fair value of $3.725. Messrs. Gurley and Robinson and Ms. Kujawa’s awards granted on February 3, 2016 were based on a per-share fair value of $3.205.

Outstanding Equity Awards at December 31, 2016

The following table sets forth certain information with respect to unvested shares of restricted stock held at December 31, 2016 by each of the named executive officers (there are no outstanding unexercised stock options).

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
Jon P. Vrabely	165,962	(2)	$1,097,009
Oscar A. Martinez	200,000	(3)	$1,322,000
Gregory W. Gurley	67,456	(4)	$445,884
Brian D. Robinson	59,025	(5)	$390,155
Rebecca L. Kujawa	21,416	(6)	$141,560

(1)	Computed based on the market price of $6.61 of the Company’s common stock on December 31, 2016.
(2)	Mr. Vrabely’s unvested restricted shares vest as follows: 33,333 on January 27, 2017; 33,333 on January 28, 2017; 21,988 on March 16, 2017; 33,333 on January 27, 2018; 21,987 on March 16, 2018 and 21,988 on March 16, 2019.
(3)	Mr. Martinez’s unvested restricted shares vest as follows: 40,000 on April 4, 2017; 40,000 on April 4, 2018; 40,000 on April 4, 2019; 40,000 on April 4, 2020; and 40,000 on April 4, 2021.
(4)	Mr. Gurley’s unvested restricted shares vest as follows: 13,333 on January 27, 2017; 13,333 on January 28, 2017; 13,333 on January 27, 2018; 9,153 on February 3, 2017; 9,152 on February 3, 2018 and 9,152 on February 3, 2019.
(5)	Mr. Robinson’s unvested restricted shares vest as follows: 11,666 on January 27, 2017; 11,667 on January 28, 2017; 8,009 on February 3, 2017; 11,667 on January 27, 2018; 8,008 on February 3, 2018 and 8,008 on February 3, 2019.
(6)	Ms. Kujawa’s unvested restricted shares vest as follows: 899 on January 17, 2017; 897 on January 28, 2017; 6,241 on February 3, 2017; 899 on January 27, 2018; 6,240 on February 3, 2018 and 6,240 on February 3, 2019.

Stock Vested — 2016

The following table sets forth certain information with respect to shares of restricted stock which vested during the year ended December 31, 2016 for each of the named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Jon P. Vrabely	111,000	$353,250	(2)
Oscar A. Martinez	—	—
Gregory W. Gurley	41,667	$132,418	(3)
Brian D. Robinson	35,333	$112,207	(4)
Rebecca L. Kujawa	1,797	$5,638	(5)

(1)	Computed by multiplying the number of shares acquired on vesting by the market value of the shares on the vesting date.

(2)	Mr. Vrabely’s shares vested as follows: 33,334 shares on January 27, 2016, on which date the market value of the underlying shares was $3.19, 33,333 shares on January 28, 2016, on which date the market value of the underlying shares was $3.085, and 44,333 shares on January 29, 2016, on which date the market value of the underlying shares was $3.25.
(3)	Mr. Gurley’s shares vested as follows: 13,334 shares on January 27, 2016, on which date the market value of the underlying shares was $3.19, 13,333 shares on January 28, 2016, on which date the market value of the underlying shares was $3.085, and 15,000 shares on January 28, 2016, on which date the market value of the underlying shares was $3.25.
(4)	Mr. Robinson’s shares vested as follows: 11,667 shares on January 27, 2016, on which date the market value of the underlying shares was $3.19, 11,666 shares on January 28, 2016, on which date the market value of the underlying shares was $3.085, and 12,000 shares on January 29, 2016, on which date the market value of the underlying shares was $3.25.
(5)	Ms. Kujawa’s shares vested as follows: 900 shares on January 27, 2016, on which date the market value of the underlying shares was $3.19; 897 shares on January 28, 2016 on January 28, 2016, on which date the market value of the underlying shares was $3.085.

Potential Payments Upon Termination or Change of Control

Payments Upon Termination of Employment Not in Connection With a Change in Control

Other than Mr. Vrabely, the named executive officers do not have agreements or arrangements that would provide for severance payments for a termination of employment that is not in connection with a change in control. Restricted stock awards for these named executive officers include provisions that would vest the awards in case of termination of employment due to death or disability, but the awards would otherwise forfeit upon termination of employment before a change on control. For the named executive officers other than Mr. Vrabely, if employment had terminated on December 31, 2016 as a result of death or disability, the value of the equity awards that would have vested (based on the market price of Company common stock of $6.61 per share on December 30, 2016) are as follows: Mr. Martinez, $1,322,000; Mr. Gurley, $445,884; Mr. Robinson, $390,155; and Ms. Kujawa, $141,560.

Mr. Vrabely’s employment agreement includes provisions regarding severance and other payments as a result of a termination of employment before a change in control:

•	For any termination of employment, he would be eligible for a prorated payout of any outstanding Cash LTI award (based on performance through the date of termination).

•	In addition, in case of termination of employment due to death or disability, Mr. Vrabely would be entitled to receive, in addition to the prorated Cash LTI as described above, (i) a prorated bonus for the year of termination based on the average bonus paid by the Company for the three preceding fiscal years (the “average bonus”), plus (ii) full vesting of outstanding equity awards, plus (iii) full vesting of his unvested DC Plan balance.

•	In addition, in case of termination of employment by the Company without “Cause” (including a decision of the Company to not renew the term of the employment agreement other than for Cause), Mr. Vrabely would receive, in addition to the amounts described above (i) a cash severance payment equal to two times the sum of his base salary plus average bonus (payable in periodic installments over 24 months), plus (ii) two years of COBRA premiums based on the terms of Company’s group health plan and the executive’s coverage under such plan.

Payment of severance benefits are conditioned on Mr. Vrabely signing a release of all claims against the Company, and the employment agreement includes certain post-employment covenants, including a covenant not to compete.

The following chart provides the amounts Mr. Vrabely would have received under these provisions in case of termination of employment as of December 31, 2016:

Potential Payments to Mr. Vrabely under Employment Agreement (Non-Change in Control)

Termination Reason	Prorated Cash LTI (1)	Prorated Bonus (2)	Equity Vesting	DC Plan Vesting (3)	Cash Severance (4)	COBRA Premiums (5)	Total
Termination without Cause/Non-renewal by Company	$0	$666,615	$1,097,009	$306,244	$2,038,627	$38,648	$4,147,143
Death/Disability	$0	$666,615	$1,097,009	$306,244	—	—	$2,069,868
All Other	$0	—	—	—	—	—	$0

(1)	The amount with respect to the Cash LTI for 2016 is $0, because the prorated portion based on target performance is fully offset by the $100,000 paid for 2016 as a result of one-year milestone goals being achieved for 2016.
(2)	The amounts in this column are calculated based on the Company’s actual performance through the termination date.
(3)	Amounts in this column are based on the unvested balance in the DC Plan as of December 31, 2016.
(4)	As described above, the amount in this column equals two times the sum of salary and the average bonus for 2013-2015.
(5)	As described above, the amount in this column equals two times the COBRA premiums based on the terms of Company’s group health plan and executive’s coverage under such plan.

Change in Control Arrangements

Mr. Vrabely’s employment agreement includes provisions for severance and other benefits in case of termination of employment within three years after a change in control of the Company (or if the termination of employment occurs before the change in control at the request of the buyer or otherwise in connection with the change in control). The other named executive officers have change in control agreements with the Company that provide similar severance and other benefits in case of a qualifying termination within three years after a change in control (and before the executive’s “normal retirement date” under the Company’s 401(k) plan). In addition, under the EIC Plan and applicable award agreements, outstanding equity awards vest in full upon a change in control (without regard to termination of employment).

Under these agreements, in case of termination of employment due to death or disability within the applicable change in control protected period, Mr. Vrabely will receive the same benefits as described above under his employment agreement for termination due to death or disability before a change in control, and the other named executive officers will be entitled to a prorated bonus based on the average bonus.

Under these agreements, in case of termination of employment by the Company without “Cause” or by the executive for “Good Reason” within the applicable change in control protected period, the executive will receive:

•	A prorated annual bonus based on the greater of the average bonus or the bonus paid for the last fiscal year (the “highest bonus”);

•	Cash severance equal to a multiple of salary and the average bonus — for Mr. Vrabely, the multiple is three, and for the other named executive officers it is two;

•	A multiple of COBRA premiums based on the terms of Company’s group health plan and executive’s coverage under such plan after termination — for Mr. Vrabely, the multiple is three, and for the other named executive officers it is two; and

•	For Mr. Vrabely, prorated vesting of his Cash LTI, full vesting of any outstanding equity awards, full vesting of his DC Plan balance and outplacement services with a value up to $25,000.

These payments are conditioned on the executive signing a release of all claims against the Company. Payments are generally made in a lump sum shortly following termination of employment, but for Mr. Vrabely in some cases may be paid in periodic installments over 36 months to the extent necessary to comply with Section 409A of the Code.

There are no excise tax gross-ups provided under these agreements. Instead, if the Company’s tax counsel determines that any economic benefit or payment or distribution by the Company to the employee pursuant to the agreement is subject to the excise tax imposed by Section 4999 of the Code, the Company will reduce the aggregate payments due to the employee under the agreement and any other agreement, plan or program of the Company to an amount that is one dollar less than the maximum amount allowable without becoming subject to the excise tax.

The change in control agreements and Mr. Vrabely’s employment agreement prohibit the officer from engaging in certain conduct during the term of employment and for one year following termination from employment with the Company: (1) engaging in any business that is competitive with the Company, (2) soliciting for employment any current employee of the Company or any individual who had been employed by the Company in the one year prior thereto, (3) soliciting the business of the Company or doing business with any actual or prospective customer or supplier of the Company, and (4) taking any action which is intended, or would reasonably be expected, to harm the Company or its reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity to the Company. The change of control agreements and Mr. Vrabely’s employment agreement also prohibit the officer from disclosing any confidential information of the Company at any time.

Had a change in control occurred on December 31, 2016, the value of the equity awards that would have vested upon that event (based on the market price of Company common stock of $6.61 per share on December 31, 2016) are as follows: Mr. Martinez, $1,322,000; Mr. Gurley, $445,884; Mr. Robinson, $390,155; and Ms. Kujawa, $141,560.

The following table shows the amount of severance and other benefits that the named executive officers would have received under the agreements described above if there had been a change in control and on December 31, 2016, the executive had termination of employment by the Company without “Cause” or by the executive for “Good Reason” within the applicable change in control protected period:

Potential Payments to Named Executive Officers Upon Qualifying Termination Following a Change in Control

Name	Prorated Bonus and Cash LTI (1)	Cash Severance (2)	COBRA Premiums/ Outplacement (3)	DC Plan Vesting (4)	Total
Jon P. Vrabely	$760,000	$3,057,940	$82,972	$306,244	$4,207,156
Oscar A. Martinez	$232,721	$1,165,442	$38,648	—	$1,436,811
Greg W. Gurley	$165,512	$790,168	$25,599	—	$981,279
Brian D. Robinson	$146,021	$694,155	$21,582	—	$861,758
Rebecca L. Kujawa	$257,746	$915,492	$21,582	—	$1,194,820

(1)	The amounts in this column as based on the greater of the average bonus for the three years 2013-2015 or the bonus paid for 2015. For Mr. Vrabely, the amount with respect to the Cash LTI for 2016 is $0, because the prorated portion based on target performance is fully offset by the $100,000 paid for 2016 as a result of one-year milestone goals being achieved for 2016.
(2)	As described above, the amounts in this column are based on the applicable multiple (three for Mr. Vrabely and two for the other named executive officers) times the sum of salary and the average bonus for 2013-2015.
(3)	As described above, amounts in this column are based on the applicable multiple (three for Mr. Vrabely and two for the other named executive officers) times the COBRA premiums based on the terms of Company’s group health plan and executive’s coverage under such plan; for Mr. Vrabely, also includes $25,000 in outplacement services.
(4)	Amounts in this column are based on the unvested balance in the DC Plan as of December 31, 2016.

The change in control agreements, Mr. Vrabely’s employment agreement, and the Company’s EIC Plan defines a “change in control” to mean the first to occur of any of the following events:

•	the start of a tender offer or exchange for all or part of the Company’s outstanding shares or any shares convertible into such shares;

•	acquisition by a person of 20% of the Company’s outstanding shares;

•	consummation of a merger or other business combination that results in the Company’s stockholders immediately before the transaction owning less than 50% of the common stock after the transaction;

•	sale, lease, exchange of substantially all the assets of the Company,

•	the adoption of any plan or proposal for the liquidation or dissolution of the Company, or

•	a change in the majority of the members of the Company’s Board that is not supported by the incumbent Board.

The change of control agreements and Mr. Vrabely’s employment agreement define “cause” to mean, generally:

•	personal dishonesty or breach of fiduciary duty involving personal profit at the expense of the Company;

•	repeated, deliberate violations of the employee’s duties;

•	commission of a criminal act related to the performance of the employee’s duties;

•	furnishing of proprietary confidential information about the Company to a competitor;

•	intoxication by alcohol or drugs during work hours; or

•	conviction of a felony; or

•	breach of any material Company policy or material term of this Agreement or any other agreement by and between the Executive and the Company that is not cured within 30 days of receipt of written notice.

The change of control agreements define “good reason” to mean, generally:

•	diminution in the employee’s position, authority, duties or responsibilities;

•	failure of the Company to provide the employee with compensation and benefits as described in the agreement;

•	requiring the employee to be based at any office or location more than 35 miles from the location at which the employee was based previously; or

•	any purported termination by the Company of the employee’s employment except as expressly permitted by the agreement.

Mr. Vrabely’s employment agreement defines “good reason” as follows:

•	Mr. Vrabely’s salary is reduced or he fails to receive an increase in salary or participate in annual awards on the same basis as other key employees of the Company and its subsidiaries;

•	The Company fails to offer to Mr. Vrabely incentive plans or programs, perquisites or secretarial assistance as offered to other key employees of the Company and its subsidiaries;

•	Any action by the Company which results in a diminution in such position, authority, duties or responsibilities of Mr. Vrabely;

•	The Company requires Executive to perform his services at a location more than thirty-five (35) miles from the current headquarters, except for travel reasonably required in the performance of Executive’s responsibilities; or

•	Any purported termination by the Company of Executive’s employment otherwise than as expressly permitted by this Agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of the forms furnished to the Company or written representations of certain persons, each director, officer and beneficial owner of greater than 10% of the outstanding shares of the Company timely filed all required reports under Section 16(a) of the Securities Exchange Act of 1934, as amended, for 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Audit Committee charter requires that the Audit Committee, which is comprised entirely of independent directors, review all related party transactions and potential conflict of interest situations involving members of the Board of Directors or senior management. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which the Company is a participant and the related party has a direct or indirect interest. Since January 1, 2016, the beginning of the Company’s last fiscal year, the Company has not had any related party transactions involving an amount in excess of $120,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Messrs. Glass, Larmon and Tanner and Ms. Hoagland. No member of the Compensation Committee is or has ever been an officer or employee of the Company and no executive officer of the Company has served as a director or member of a compensation committee of another company of which any member of the Board of Directors is an executive officer.

PRINCIPAL ACCOUNTING FIRM SERVICES AND FEES

The following table sets forth the aggregate fees billed for the years ended December 31, 2016 and 2015 by KPMG LLP, the Company’s principal accounting firm during those years.

	2016	2015
Audit Fees(1)	$446,080	$458,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$446,080	$458,500

(1)	Audit fees consist of fees for the following services: (a) the audit of the Company’s annual financial statements, and (b) reviews of the Company’s quarterly financial statements.

The Audit Committee has adopted a policy under which the independent auditors are prohibited from performing certain services in accordance with Section 202 of the Sarbanes-Oxley Act of 2002. The Audit Committee pre-approves all services to be provided by the independent auditors. The Audit Committee pre-approves the annual audit engagement terms and fees at the beginning of the year and pre-approves, if necessary, any changes in terms or fees resulting from changes in audit scope, Company structure or other matters. For services other than the annual audit engagement, if pre-approval by the full Audit Committee at a regularly scheduled meeting is not practical due to time limitations or otherwise, the Chairman of the Audit Committee may pre-approve such services and shall report any such pre-approval decision to the Audit Committee at the next regularly scheduled meeting.

ITEM 2 — APPROVAL OF RIGHTS AGREEMENT

On May 18, 2016, the Board entered into a Rights Agreement with Computershare Trust Company, N.A. (the “Rights Agreement”) and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock. The dividend was paid upon the close of business on May 31, 2016 to the stockholders of record upon the close of business on that date. Pursuant to its terms, the Rights Agreement will terminate on the date of the Annual Meeting if the Company’s stockholders do not approve it by an affirmative majority vote.

The Board has adopted the rights agreement to protect stockholder value by attempting to diminish the risk that the Company’s ability to use its net operating losses (“NOLs”) to reduce potential future federal income tax obligations may become substantially limited. We believe that the approval of the Rights Agreement is in the best interest of the Company.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Rights Agreement.

The following is a summary of the Rights Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is set forth in Attachment A to this Proxy Statement.

Summary of the Material Terms of the Rights Agreement

Exercise Price. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (“Preferred Shares”), of the Company at a price of $13.86 per one one-hundredth of a Preferred Share, subject to adjustment as provided in the Rights Agreement (the “Purchase Price”).

The Rights. The Rights will initially trade with, and will be inseparable from, shares of Common Stock. The Rights are evidenced only by certificates that represent the Common Stock. New Rights will accompany any new shares of Common Stock the Company issues until the Distribution Date described below or until the Rights are redeemed or the Rights Agreement expires. Until a Right is exercised as described below, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Exercisability. The Rights will not be exercisable until the earlier of (i) ten days following a public announcement, or the Board concluding, that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) by, subject to certain exceptions, acquiring beneficial ownership of 4.99% or more of the outstanding shares of Common Stock, or (ii) ten business days (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in a person or group becoming an Acquiring Person.

The date on which the Rights become exercisable is referred to in the Rights Agreement as the “Distribution Date.” Until that date, the certificates for the shares of Common Stock will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights. After that date, the Rights will separate from the shares of Common Stock and be evidenced by book entry credits or by Rights certificates that the Company will mail to all eligible holders of shares of Common Stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Acquiring Person. An “Acquiring Person” is any person that becomes, by itself or together with its affiliates and associates, a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding, but will not include (i) the Company, its subsidiaries and certain benefit plans of the Company and its subsidiaries,

(ii) any of certain “grandfathered” persons (“Grandfathered Persons”) that would otherwise be Acquiring Persons as of the effective time of the Rights Agreement and that continue to qualify for this status by not acquiring additional shares of Common Stock or (iii) any person who or which the Board determines, in its sole discretion, has inadvertently become a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding (or has inadvertently failed to continue to qualify as a Grandfathered Person), provided that such person or its affiliates and associates promptly divest sufficient shares of Common Stock so that the percentage stock ownership of such person and its affiliates and associates is less than 4.99% of the shares of Common Stock then outstanding (or, in the case of any person who or which has inadvertently failed to continue to qualify as a Grandfathered Person, the shares of Common Stock that caused such person to so fail to qualify as a Grandfathered Person). In addition, the Board, in its sole discretion, may (a) prior to the consummation of a transaction that would result in a person becoming an Acquiring Person, upon the request of such person, determine that such person’s consummation of the transaction will not result in such person becoming an Acquiring Person and (b) following the consummation of a transaction that results in a person becoming an Acquiring Person, upon the request of such person or on its own accord, determine that such person is not an Acquiring Person as a result of such transaction.

Preferred Shares. Preferred Shares purchasable upon the exercise of Rights will not be redeemable. The holder of a Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each Preferred Share will have 100 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Shares’ dividend, voting and liquidation rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Flip-In. Upon any person or group becoming an Acquiring Person, each holder of a Right, other than the Acquiring Person, will have the right to receive, upon exercise of such Right, that number of shares of Common Stock having a market value equal to the then-current Purchase Price divided by 50% of the market closing price of a share of Common Stock on the trading day immediately preceding the date on which such Right is exercised. In certain circumstances, the holder of a Right may receive upon exercise, in lieu of shares of Common Stock, cash, property or other securities of the Company or a reduction in the Purchase Price.

Flip-Over. Upon any person or group becoming an Acquiring Person and the Company is acquired in a merger or similar transaction, each holder of a Right, other than the Acquiring Person, may exercise such Right upon payment of the Purchase Price, to purchase shares of the acquiring or other appropriate entity with a market value equal to two times the Purchase Price of the rights.

Expiration. The Rights will expire on the earliest of (i) the Annual Meeting if the stockholders do not approve the Rights Agreement at our meeting, (ii) May 18, 2019, (iii) the time at which the Rights are redeemed as described below, (iv) the time at which the Rights are exchanged as described below, (v) the repeal of Section 382 of the Internal Revenue Code if the Board determines that the Rights Agreement is no longer necessary for the preservation of the Company’s NOLs, and (vi) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward.

Redemption. The Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of a holder of Rights, as such, will be to receive the redemption price of $0.01 per

Right. The redemption price will be adjusted if the Company affects a stock split or pays a dividend in the form of shares of Common Stock.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding shares of Common Stock, the Board may extinguish the Rights by exchanging one share of Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions. The Board may adjust the Purchase Price, the number of Preferred Shares or shares of Common Stock issuable upon exercise of a Right and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or shares of Common Stock. No adjustments to the Purchase Price of less than 1% will be made. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). In lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, the Board generally may not amend the Rights Agreement in any way that adversely affects holders of the Rights.

Anti-Takeover Effects. The Rights may have certain anti-takeover effects. The Rights may cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. As a result, the overall effect of the Rights may be to render more difficult or discourage a merger, tender offer or other business combination involving the Company that is not supported by the Board.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Rights Agreement.

Vote Required

Assuming a quorum is present at the meeting, the Rights Agreement will be approved if the proposal receives the affirmative vote of a majority of votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting.

ITEM 3 — INCREASE OF AUTHORIZED COMMON STOCK

The Board has approved a resolution to amend and restate the Restated Certificate of Incorporation of the Company (the “Certificate”) as a Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), as set forth in Attachment B to this Proxy Statement, in order to increase the number of authorized shares of our Common Stock from 50,000,000 to 75,000,000. The proposed amendment would replace the first sentence of Article IV of the Certificate with the following sentence: “The total number of shares of all classes of stock which the Corporation shall have authority to issue is Seventy- Five Million (75,000,000) shares of common stock, par value $.01 per share (“Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $.01 per share (“Preferred Stock”).”

The Board of Directors unanimously recommends a vote “FOR” the approval of this proposal.

The following is a summary of the purpose and possible effects of the proposed amendment.

Purpose and Effects of the Amendment

As set forth in Item 2 of this Proxy Statement, on May 18, 2016, the Board entered into a Rights Agreement with Computershare Trust Company, N.A. (the “Rights Agreement”) and declared a dividend of one preferred share purchase right for each outstanding share of Common Stock. The dividend was paid upon the close of business on May 31, 2016 to the stockholders of record upon the close of business on that date. Pursuant to the Rights Agreement, the Board may exchange the rights issued thereunder for one share of Common Stock in certain circumstances. The Rights Agreement was adopted to protect stockholder value by attempting to diminish the risk that the Company’s ability to use its net operating losses to reduce potential future federal income tax obligations may become substantially limited. Additionally, as set forth in Item 4 of this Proxy Statement, the Board has approved a resolution to amend and restate the EIC Plan to increase the number of shares available for awards thereunder by 2,000,000 shares to a total of 8,125,000 shares.

In order to accommodate the shares that may be exchanged for rights pursuant to the Rights Agreement and the increased number of shares available under the EIC Plan, the Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock. This will also give the Company greater flexibility in considering and planning for future corporate needs including stock splits, stock dividends, grants under equity compensation plans, financings, mergers, acquisitions, business combinations and other general corporate transactions.

If the amendment is approved, except as may be required by law or NASDAQ rules, no further stockholder approval would be required prior to the issuance of the additional shares authorized by the amendment. While adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuances of additional shares could significantly dilute the equity interests of current stockholders and could have a negative effect on the market price of the Common Stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership. If the proposal is approved, the Company will have the authority to file a Certificate of Amendment with the Secretary of State of Delaware and the Second Amended and Restated Certificate will become effective upon the filing of the Certificate of Amendment with the Secretary of State of Delaware, which filing is expected to occur promptly after the Annual Meeting.

Vote Required

Assuming a quorum is present at the meeting, the Second Amended and Restated Certificate will be approved if the proposal receives the affirmative vote of a majority of votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting.

ITEM 4 — AMENDMENT AND RESTATEMENT OF OUR

2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

The Company has established the EIC Plan. Subject to stockholder approval at the Annual Meeting, the Board has adopted a further amendment and restatement of the EIC Plan (which we refer to as the “Amended EIC Plan”), for two primary purposes:

•	To increase the number of shares of Common Stock available under the EIC Plan by 2,000,000, to 8,125,000 total shares of Common Stock; and

•	To extend the term of the EIC Plan to April 25, 2027.

In addition, under Code Section 162(m), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the chief executive officer and the three other most highly compensated officers (excluding the chief financial officer). Compensation that qualifies as “performance-based” is not subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to, and approved by, a majority vote of our stockholders, generally at least once every five years. By approving the Amended EIC Plan, stockholders also will be approving the material terms of the performance goals under the Amended EIC Plan. Although stockholder approval of the Amended EIC Plan will continue to provide the Company flexibility to grant awards under the Amended EIC Plan that qualify as “performance-based” compensation under Code Section 162(m), we retain the ability to grant awards under the Amended EIC Plan that do not qualify as “performance-based” compensation under Code Section 162(m).

The Amended EIC Plan is otherwise consistent with the EIC Plan.

The number of remaining shares available for issuance under the EIC Plan has diminished to a level such that, if the use of stock-based awards as long-term incentive compensation by the Company is to continue, the EIC Plan must be amended and restated to increase the number of shares available for issuance. As of March     , 2017, the Company had              shares available for issuance under the EIC Plan. The amendment permitting the Company to withhold amounts greater than those required to be withheld, as permissible, affords the Company greater flexibility in its handling of tax matters.

We believe that the approval of the Amended EIC Plan is necessary to allow us to continue to offer competitive compensation to our executive officers and other employees while retaining the ability to handle tax matters flexibly and to the greatest advantage of the Company.

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment and restatement of the 2005 Executive Incentive Compensation Plan, as amended and restated.

The following is a summary of the Amended EIC Plan, including the provisions consistent with the EIC Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended EIC Plan, which is set forth in Attachment C to this Proxy Statement.

Summary of the Material Terms of the Amended EIC Plan

General

The Amended EIC Plan authorizes the granting of equity incentive awards of up to 8,125,000 shares of Common Stock, subject to certain additional limitations on the amount of certain types of awards that may be issued in a given year or to a single plan participant. As of December 31, 2016, there were 512,849 shares of Common Stock available for awards under the EIC Plan (see “Stock Plan Table” below). Additionally, the Amended EIP Plan authorizes the issuance of cash-based incentive awards.

Administration

The Compensation Committee, or a subcommittee thereof, administers the Amended EIC Plan. The Compensation Committee has the authority to determine the individuals to whom awards will be granted, the nature, amounts and terms of such awards, and the objectives and conditions for earning such awards. The Compensation Committee may delegate its authority under the Amended EIC Plan to one or more persons, and the Compensation Committee or any persons to whom it has delegated its authority may employ individuals to render advice regarding the responsibility of the Compensation Committee or the agent to whom it has delegated its authority under the Amended EIC Plan.

Types of Awards

Awards under the Amended EIC Plan may include stock options, SARs, restricted stock, restricted stock units, other stock-based awards, and cash incentive awards, including annual incentive awards. Any of these awards may be performance awards that are conditioned on attainment of performance goals.

Stock Options. The Compensation Committee may grant to a participant incentive stock options (“ISOs”), options that do not qualify as ISOs (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, expiration and other conditions on exercise will be determined by the Compensation Committee. ISO grants shall be made only to employees of the Company or its subsidiaries, in accordance with Code Section 422. Under the Amended EIC Plan, no more than 1,425,000 shares may be issued pursuant to ISOs.

The Compensation Committee in its discretion will determine the exercise price for stock options, provided that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted. As of February 27, 2017, the closing price of our Common Stock was $            per share.

Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant.

At the Compensation Committee’s discretion, payment for shares of Common Stock on the exercise of stock options may be made in (1) cash, (2) shares of Common Stock held by the participant for at least six months (or such other period as the Compensation Committee may permit) with an aggregate fair market value equal to the option price, (3) a combination of cash and shares of Common Stock, or (4) any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” exercise).

Stock Appreciation Rights. The Compensation Committee may grant SARs in tandem with stock options, independent of stock options, or a combination of these forms. The terms and conditions of SARs, including the quantity, expiration, and conditions on exercise, will be determined by the Compensation Committee. An employee of a subsidiary of the Company who is subject to Code Section 409A may be granted SARs only to the extent that the subsidiary is part of the Company’s consolidated group for federal tax purposes. A SAR entitles the participant to receive, upon its exercise, a payment, in Common Stock, equal to (1) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR grant price, multiplied by (2) the number of shares of Common Stock with respect to which the SAR is exercised. The Compensation Committee may impose restrictions on the Common Stock received as payment by, for example, requiring the participant to hold such Common Stock for a specified period of time.

The grant price of each SAR granted independent of stock options is determined by the Compensation Committee, provided that the grant price on the date of grant must be at least equal to 100% of the fair market value of one share of Common Stock on the date of grant. The grant price of each SAR granted in tandem with a stock option shall be equal to the exercise price of the related stock option.

SARs must be exercised within a period fixed by the Compensation Committee, not to exceed ten years from the date of grant.

SARs granted independent of stock options may be exercised upon the terms and conditions specified by the Compensation Committee. SARs granted in tandem with stock options may be exercised upon the surrender of the right to exercise the related stock option. If a SAR is granted in tandem with an ISO, that SAR will expire at or before the time of the ISO, the SAR may be exercised only if the fair market value of the shares subject to the stock option is greater than the option price of the stock option, and the payment received upon exercise may not exceed the difference between (1) the fair market value of the shares subject to the stock option at the time of exercise of the SAR, and (2) the exercise price of the underlying stock option.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the Amended EIC Plan and any other terms and conditions determined by the Compensation Committee.

Performance Awards. The Compensation Committee may grant performance awards which are, at its discretion, payable in cash, stock, other awards under the Amended EIC Plan or property upon the attainment of performance goals established by the Compensation Committee over a specified performance period. Any type of award may be granted under the Amended EIC Plan as a performance award, including annual incentive awards or other cash-based incentive awards.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Code Section 162(m), we generally are prohibited from deducting compensation paid to our chief executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the Amended EIC Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee will be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company:

•	net earnings or net income (before or after taxes);

•	earnings per share;

•	net sales or revenue growth;

•	net operating profit (before or after taxes);

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

•	earnings before or after taxes, interest, depreciation, and/or amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total stockholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	market share;

•	customer satisfaction;

•	working capital targets;

•	liquidity measures;

•

implementation, completion or attainment of measurable objectives with respect to specific operational goals and targets, such as: (A) environmental, health and/or safety goals (including lost workday rates);

(B) customer satisfaction; (C) inventory turns; (D) lead time; (E) on-time delivery; (G) days’ sales outstanding; (H) quality; (J) specific products/projects (including new product introductions); (K) recruitment or retention of personnel; (L) personnel cost to gross profit ratio; (M) restructuring activities; or (N) acquisition activities; and

•	economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

The Compensation Committee can also select any derivations of these business criteria (e.g., income shall include pre-tax income, net income, operating income, etc.).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude (or otherwise adjust for) the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other special significant items or other unusual non-recurring items, tax adjustments, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other filings with the SEC).

In addition, compensation realized from the exercise of options and SARs granted under the Amended EIC Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, and be granted to covered individuals by a Compensation Committee consisting of at least two outside directors. The Amended EIC Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations; Committee Discretion. Subject to certain adjustments for changes in our corporate or capital structure described below and certain other exceptions, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or stock appreciation rights for more than 500,000 shares in any calendar year or more than 500,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the Amended EIC Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $5 million for an annual incentive award and $5 million for all other cash-based awards.

The Compensation Committee may, in its discretion, reduce the amount of a payment otherwise to be made in connection with a performance award.

Other Terms and Conditions

Agreements. Awards granted under the Amended EIC Plan will be evidenced by agreements consistent with the Amended EIC Plan. Neither the Amended EIC Plan nor any agreements entered thereunder confer a right to continued employment to any participant. Each agreement shall specify the extent to which a participant shall have the right to receive awards following termination of his or her employment with or provision of services to the Company, its affiliates, or its subsidiaries.

Transferability of Awards. Absent action by the Compensation Committee, awards may not be transferred except by will or the laws of descent and distribution. The Compensation Committee may take action at its discretion to permit transfer of any or all awards, provided that the transferee of the award must be the participant to whom the award has been granted, a family member of the participant to whom the award has been granted, or a charity.

Change of Control. Unless otherwise provided in an applicable award agreement, if a change of control occurs (as defined in the Amended EIC Plan), all outstanding stock options and SARs will become fully vested and exercisable, and all then-outstanding restricted stock and restricted units shall vest in full and be free of restrictions. The treatment of all other awards shall be determined by the Compensation Committee as reflected in the applicable award agreement.

No Repricing. Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Amended EIC Plan, such as stock splits, or (b) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Eligibility

The Compensation Committee may grant awards to any employee of the Company, its affiliates, or its subsidiaries on the payroll records thereof or any individual classified or treated by the Company, its affiliates, or its subsidiaries as an independent contractor or consultant. The Compensation Committee shall select the individuals to whom an award shall be granted, and shall, in its sole discretion, determine the nature, amount, and terms of the award. Currently, the Company expects approximately 70 individuals, including 5 executives, will receive awards in 2017 under the Amended EIC Plan.

Plan Benefits

The exact types and amounts of any future awards to be made to any eligible participants pursuant to the Amended EIC Plan are not presently determinable. As a result of the discretionary nature of the Amended EIC Plan, it is not possible to state who the participants in the Amended EIC Plan will be in the future or the number of options or other awards to be received by a person or group. For information regarding the number of restricted stock awards granted under the EIC Plan during 2016 and 2015 to the named executive officers, see “Executive Compensation – Long-Term Incentive Awards” above.

Stock Plan Table

The following table presents information on the Company’s equity compensation plans at December 31, 2016:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$ N/A	1,037,233
Equity compensation plans not approved by security holders	—	—	—

Total	—	$—	1,037,233

Shares Subject to the Amended EIC Plan

The Amended EIC Plan authorizes the granting of equity incentive awards of up to 8,125,000 shares of Common Stock. Shares of Common Stock to be delivered or purchased under the Amended EIC Plan may be either authorized or unissued Common Stock or treasury shares.

Shares covered by an award shall only be counted as used to the extent they are actually issued. Any shares of Common Stock related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares, shall be available again for grant under the Amended EIC Plan. Moreover, if the exercise price of any stock option granted under the Amended EIC Plan or the tax withholding requirements with respect to any award granted under the Amended EIC Plan are satisfied by tendering shares of Common Stock to the Company, or if an SAR is exercised, only the number of shares issued, net of any shares tendered will be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Amended EIC Plan. Shares covered by the Company’s prior stock plans, the 1999 Stock Incentive Plan, as amended, and the 2001 Stock Incentive Plan, as amended, that are terminated unexercised, forfeited or otherwise surrendered shall be available for subsequent awards under the Amended EIC Plan.

Anti-Dilution Protection

In the event of unusual or nonrecurring events, including corporate events or transactions (such as a change in the authorized shares of the Company, a change in the capitalization of the Company, a merger, or other similar change in capital structure or distribution), the Compensation Committee shall adjust in its sole discretion the number and kind of shares that may be issued under the Amended EIC Plan, the terms and conditions of outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards, as it deems necessary and appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended EIC Plan.

Amendment and Termination

Subject to stockholder approval as may be required under applicable law, regulation or stock exchange rule, the Board of Directors may at any time amend or terminate the Amended EIC Plan, provided that no such action may be taken that adversely affects in any material way any award previously granted under the Amended EIC Plan without the consent of the recipient. Unless the Amended EIC Plan is terminated at an earlier date by the Board of Directors, no awards may be made under the Amended EIC Plan after the tenth anniversary of its effective date.

Tax Withholding

We are authorized to deduct or withhold from any award granted or payment due under the Amended EIC Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Amended EIC Plan until all tax withholding obligations are satisfied. Shares or cash may be withheld to cover taxes at up to maximum applicable withholding rates.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Amended EIC Plan are described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. The Amended EIC Plan allows for the grant of ISOs. A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the ISO. If the recipient disposes of the shares purchased pursuant to an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will generally be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. The balance of any gain or loss will be treated as a capital gain or loss. The Company will generally be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Non-Qualified Stock Options. The recipient of a non-qualified stock option under the Amended EIC Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company will generally be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the non-qualified stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights. A recipient who is granted stock appreciation rights under the Amended EIC Plan will not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s Common Stock from the date of grant of the SAR to the date of exercise); and

(b) the Company will be generally entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Restricted Stock. A recipient will not be taxed at the date of an award of restricted stock under the Amended EIC Plan, but will be taxed at ordinary income rates on the fair market value of any restricted stock as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted stock to the recipient, elects under Code Section 83(b) to include in income the fair market value of the restricted stock as of the date of such transfer. The Company generally will be entitled to a corresponding deduction for the year in which the recipient is taxed on the award. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the amount recognized by the recipient for income tax purposes. Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected under Section 83(b) to be taxed on the fair market value of the restricted stock upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Stock Units. A participant normally will not recognize taxable income upon an award of restricted stock units under the Amended EIC Plan, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions and the issuance of the earned shares. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will generally be entitled to a deduction in the same amount.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award. Normally, a participant will not recognize taxable income upon the grant of the awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company also will then generally be entitled to a deduction in the same amount.

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment and restatement of the 2005 Executive Incentive Compensation Plan, as amended and restated.

Vote Required

Assuming a quorum is present at the meeting, the Amended EIC Plan will be approved if the proposal receives the affirmative vote of a majority of votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting. For this proposal, under applicable NASDAQ rules, an abstention shall be treated as a vote cast and will have the effect of a vote against the proposal. If the stockholders do not approve the Amended EIC Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation, plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

ITEM 5 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers, as described in this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to us regarding stockholder sentiment about our core principles and objectives, which we will be able to consider when determining executive compensation in the future. Last year, approximately 96.4% of the votes cast in our advisory vote were to approve the compensation of our named executive officers.

Stockholders should review the Compensation Discussion and Analysis set forth in this Proxy Statement, compensation tables, and related narratives appearing in this Proxy Statement for more information regarding the compensation of our named executive officers. As described in those sections, the primary objective of our executive compensation program is to attract and retain qualified employees. Our compensation program is designed to reward the named executive officers for individual performance, Company performance and increases in stockholder value. Accordingly, executive compensation is based on our pay-for-performance philosophy, which emphasizes executive performance measures that correlate closely with the achievement of both shorter-term performance objectives and longer-term stockholder value. The Compensation Committee regularly reviews our executive compensation program to assure that it continues to meet these overall objectives.

We believe that the information we have provided in this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The Board of Directors unanimously recommends a vote “FOR” the following resolution:

RESOLVED, that the compensation of the named executive officers as disclosed in the Proxy Statement is approved.

Vote Required

Assuming a quorum is present at the meeting, the proposal will be approved if it receives the affirmative vote of a majority of votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

ITEM 6 — RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017

The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. KPMG LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2016. A representative of KPMG LLP will be present, in person or via telephone, at the Annual Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from stockholders.

Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate to request that the stockholders ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the year ending December 31, 2017. If the stockholders do not so ratify, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Vote Required

Assuming a quorum is present at the meeting, the proposal will be approved if it receives the affirmative vote of a majority of votes cast by holders of shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

MISCELLANEOUS

Solicitation of Proxies

This solicitation of proxies for use at the Annual Meeting is being made by the Company, and the Company will bear all of the costs of the solicitation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and fax by directors, officers and employees of the Company, who will undertake such activities without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expenses in forwarding such material.

Next Annual Meeting; Stockholder Proposals

The Company’s bylaws provide that the Annual Meeting of stockholders of the Company will be held on the fourth Monday in April in each year unless otherwise determined by the Board of Directors. Appropriate proposals of stockholders intended to be presented at the 2018 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting on or before November 17, 2017. In addition, the Company’s bylaws provide that if stockholders intend to nominate directors or present proposals at the 2017 Annual Meeting other than through inclusion of such proposals in the Company’s proxy materials for that meeting, then the Company must receive notice of such nominations or proposals no earlier than January 25, 2018 and no later than February 24, 2018. If the Company does not receive notice by that date, then such proposals may not be presented at the 2018 Annual Meeting.

Attachment A

Rights Agreement

by and between

Huttig Building Products, Inc.

and

Computershare Trust Company, N.A.

Dated May 18, 2016

Exhibit A – Terms of Series A Junior Participating Preferred Stock

Exhibit B – Form of Right Certificate

Exhibit C – Summary of Rights to Purchase Preferred Share

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RIGHTS AGREEMENT

THIS RIGHTS AGREEMENT (this “Agreement”), is dated as of May 18, 2016, between HUTTIG BUILDING PRODUCTS, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., a federally chartered trust company (the “Rights Agent”).

WHEREAS, on May 18, 2016, the Board of Directors of the Company authorized and declared a dividend distribution of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding upon the close of business on May 31, 2016 (the “Record Date”) payable upon the close of business on such date, and authorized and directed the issuance of one Right with respect to each Common Share issued between the Record Date and the Distribution Date (as hereinafter defined), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined) of the Company upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Company and the Rights Agent hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person that is or has become, by itself or together with its Affiliates and Associates, a Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but shall not include:

(i) any Related Person;

(ii) any Grandfathered Person; provided, however, that, if the Percentage Stock Ownership of any Person that had qualified as a Grandfathered Person ceases to be at least 4.99%, then such Person shall not be deemed to be an Acquiring Person until such later time (if any) as the Percentage Stock Ownership of such Person is 4.99% or more, and then only if such Person does not qualify (A) as an Exempt Person or (B) for the exception in subsection (iv) of this Section 1(a);

(iii) any Exempt Person;

(iv) any Person that the Company determines, in its sole discretion, has, at or after the date of this Agreement, by itself or together with its Affiliates and Associates, inadvertently become a Beneficial Owner of 4.99% or more of the Common Shares then outstanding (or has inadvertently failed to continue to qualify as a Grandfathered Person or Exempt Person), provided that such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person”; and

(v) any Person that has, by itself or together with its Affiliates and Associates, become a Beneficial Owner of 4.99% or more of the Common Shares then outstanding (or has failed to continue to qualify as a Grandfathered Person or Exempt Person) as a result of one or more transactions that are determined to be Exempt Transactions, unless and until such time as such Person or transaction(s) no longer satisfy the terms or conditions, if any, that the Board prescribed in its determination with respect to such transaction(s).

If officers of the Company determine on behalf of the Company that a Person has, at or after the date of this Agreement, by itself or together with its Affiliates and Associates, inadvertently become a Beneficial Owner of 4.99% or more of the Common Shares (or has inadvertently failed to continue to qualify as a Grandfathered Person or Exempt Person) pursuant to subsection (iv) of this Section 1(a), then such officers shall promptly notify the Board of such determination. Notwithstanding the foregoing, a failure to promptly make such a notification shall not impact the effectiveness of such determination.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement and, to the extent not included within the foregoing provisions of this Section 1(b), shall also include, with respect to any Person, any other Person whose Common Shares are treated, for purposes of Section 382 of the Code and the Treasury Regulations thereunder, as being (i) owned by such first Person (or by a Person or group of Persons to which the Common Shares owned by such first Person are attributed pursuant to Treasury Regulation Section 1.382-2T(h)) or (ii) owned by the same “entity” (as defined in the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i)) as is deemed to own the Common Shares owned by such first Person; provided, however, that a Person shall not be deemed to be an Affiliate or Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

(c) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(iii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

(iv) with respect to which any other Person is a Beneficial Owner, if the Person referred to in the introductory clause of this Section 1(c) or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company; provided, however, that the preceding provisions of this Section 1(c) shall not be applied to cause a Person to be deemed the “Beneficial Owner” of, or to “beneficially own,” any security (A) solely because such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be a Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case; and provided, further, that the transfer of beneficial ownership of Common Shares to any Person without any consideration for such transfer being given by such Person shall not result in such Person becoming a Beneficial Owner of any additional Common Shares until the Person accepts such transfer. Anything in this Agreement to the contrary notwithstanding, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own” or have “beneficial ownership” of, any securities that are owned by another Person and that are treated, for purposes of Section 382 of the Code and the Treasury Regulations thereunder, as being (x) owned by such first Person (or by a Person or group of Persons to which the securities owned by such first Person are attributed pursuant to Treasury Regulation Section 1.382-2T(h)), or (y) owned by the same “entity” (as defined in the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i)) as is deemed to own the securities owned by such first Person.

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(d) “Board” shall mean the Board of Directors of the Company.

(e) “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the States of New York or New Jersey are authorized or obligated by law or executive order to close.

(f) “close of business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day, then “close of business” shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

(g) “Common Shares” shall mean the shares of common stock, par value $0.01 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), “Common Shares” when used with reference to the Company means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. When used with reference to any Person other than the Company, Common Shares means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first-mentioned Person.

(h) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(i) “Exempt Person” shall mean any Person who or which would otherwise be an Acquiring Person but whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the Common Shares would not, as determined by the Board in its sole discretion, jeopardize, endanger or limit (in timing or amount) the availability to the Company of its Tax Benefits, at any time prior to the time at which the Company’s right of redemption expires pursuant to Section 23(a); provided, however, that such a Person will cease to be an “Exempt Person” and will become an “Acquiring Person” if the Board of Directors subsequently makes a contrary determination.

If any Person that had qualified as an Exempt Person ceases to so qualify, then, for purposes of Section 1(a), such Person shall be deemed to have become, as of the time the Person ceased to qualify as an Exempt Person, a Beneficial Owner of the Common Shares that such Person and such Person’s Affiliates and Associates then beneficially own.

(j) “Exempt Transaction” shall mean any transaction that the Board, in its sole discretion and on such terms and conditions as the Board may in its sole discretion prescribe, should have the consequences of an Exempt Transaction under this Agreement.

(k) “Expiration Date” means the earliest of (i) the close of business on the date of the Company’s 2017 annual meeting of stockholders if the Company’s stockholders do not approve this Agreement by the affirmative majority vote; (ii) the Final Expiration Date; (iii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”); (iv) the time at which the Rights are exchanged as provided in Section 24 hereof; (v) the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary for the preservation of the Tax Benefits; and (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

(l) “Final Expiration Date” shall mean the close of business on May 18, 2019.

(m) “Grandfathered Person” shall mean any Person who would otherwise be an Acquiring Person as of the date of this Agreement; provided, however, that such Person shall cease to be a “Grandfathered Person” at such time as the Percentage Stock Ownership of such Person increases without the prior written approval of the Company, other than any increase pursuant to or as a result of (i) a reduction in the amount of Common Shares outstanding, (ii) any unilateral grant of any Common Shares by the Company, (iii) any issuance of Common Shares by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Common Shares are treated equally or (iv) any Exempt Transaction. If any Person that had qualified as a Grandfathered Person ceases to so qualify, then, for purposes of Section 1(a), such Person and such

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Person’s Affiliates and Associates shall be deemed to have become, as of the time the Person ceased to qualify as a Grandfathered Person, a Beneficial Owner of the Common Shares that such Person and such Person’s Affiliates and Associates then beneficially own.

(n) “Percentage Stock Ownership” of a Person shall mean the percentage calculated by dividing (i) the number of Common Shares as to which such Person, together with its Affiliates and Associates, is a Beneficial Owner, divided by (ii) the number of Common Shares then outstanding.

(o) “Person” shall mean any individual, firm, corporation, partnership, trust, association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of any one or more of the foregoing making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

(p) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the preferences and rights set forth in Exhibit A attached to this Agreement.

(q) “Redemption Date” shall have the meaning set forth in subsection (k) of this Section 1.

(r) “Related Person” shall mean the Company, any Subsidiary of the Company (in each case, including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or any entity or trustee holding Common Shares to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

(s) “Securities Act” shall mean the Securities Act of 1933, as amended.

(t) “Shares Acquisition Date” shall mean (i) the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act, but not a report filed or amended pursuant to Rule 13f-1 of the General Rules and Regulations under the Exchange Act) by the Company or a Person or an Affiliate of the Person that the Person has become an Acquiring Person or (ii) if earlier, the first date the Board concludes that a Person has become an Acquiring Person.

(u) “Subsidiary” of any Person shall mean any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are, at the time, directly or indirectly owned by such first Person.

(v) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Company or any of its Subsidiaries.

(w) “Treasury Regulation” shall mean a final, proposed or temporary regulation of the United States Department of Treasury promulgated under the Code.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon at least ten days’ prior written notice to the Rights Agent setting forth the respective duties of the Rights Agent and any co-rights agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agents.

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Section 3. Issue of Right Certificates.

(a) Until (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act if, upon consummation thereof, the Person publishing, sending or giving such tender or exchange offer would become an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates (or, for book entry Common Shares, by notations of such shares in the respective accounts), and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares; provided, however, that, if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary and relevant information and documentation, in form and substance satisfactory to the Rights Agent, send) by overnight delivery service or first-class mail, postage prepaid, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two Business Days. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) The Company has prepared a Summary of Rights to Purchase Preferred Shares, attached as Exhibit C hereto (the “Summary of Rights”), a copy of which is available free of charge from the Company. With respect to certificates or book entries for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such respective certificates or book entries registered in the names of the holders thereof. Until the Distribution Date (or the Expiration Date, if earlier), the surrender for transfer of any certificate for Common Shares or book entry Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c) Certificates for Common Shares that become outstanding (including, without limitation, certificates for reacquired Common Shares referred to in the last sentence of this paragraph (c) and certificates issued on the transfer of Common Shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Huttig Building Products, Inc. and Computershare Trust Company, N.A. (or any successor Rights Agent), dated as of May 18, 2016, and as such agreement may be amended or supplemented from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Huttig Building Products, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Huttig Building Products, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or beneficially owned by, an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether beneficially owned by such person or any subsequent holder, shall become null and void. With respect to such certificates containing the foregoing legend, until the

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Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. Similarly, during such time periods, transfers of shares participating in the direct registration system shall also be deemed to be transfers of the associated Rights. In the case of any shares participating in the direct registration system, the Company shall cause the transfer agent for the Common Shares to include on each direct registration account statement with respect thereto issued prior to the earlier of the Distribution Date and the Redemption Date a notation to the effect that references to Common Shares also includes the associated Rights. To the extent that Common Shares of the Company are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the accounts reflecting ownership of book entry shares. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which shall not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein, but the amount and type of securities purchasable upon exercise of each Right and such purchase price shall be subject to adjustment as provided herein (such purchase price, as so adjusted, the “Purchase Price”).

Section 5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or any Vice President either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by an authorized signatory of the Rights Agent manually or by facsimile signature and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Agreement any such person was not so authorized.

(b) Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be

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kept, at its office or offices designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

(c) Any provisions of this Agreement to the contrary notwithstanding, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been redeemed or exchanged pursuant to Section 23 or Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and has provided such additional evidence as the Company or the Rights Agent may reasonably request. Pursuant to Section 9(d) hereof, the Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. Thereupon the Rights Agent, subject to the provisions of this Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the Expiration Date, and an amount equal to any tax or charge required to be paid under Section 9(d). Except for those provisions herein that

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expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier of the Expiration Date and such time as all outstanding Rights have been exercised, redeemed or exchanged hereunder.

(b) The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $13.86, shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America or in Common Shares in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, as set forth below, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes and directs any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made by certified check, cashier’s check, bank draft or money order payable to the order of the Company, except that, if so provided by the Board, the payment of the Purchase Price following the occurrence of a Section 11(a)(ii) Event (as hereinafter defined) may be made wholly or in part by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of Common Shares equal to the then Purchase Price divided by the closing price (as determined pursuant to Section 11(d) hereof) per Common Share on the Trading Day (as hereinafter defined) immediately preceding the date of such exercise. If the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, then the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

(d) In case the registered holder of any Right Certificate shall properly exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder of a Right Certificate upon the occurrence of any purported transfer, assignment or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate following the form of assignment or election to purchase set forth on the reverse of the Right Certificate surrendered for such transfer, assignment or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased

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or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Right Certificates that have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company, the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Preferred Shares.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any authorized and issued Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b) So long as the Preferred Shares issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all Preferred Shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares (except as otherwise provided by any corporation law applicable to the Company).

(d) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.

(e) If the Company determines that registration under the Securities Act is required, the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights to prepare and file such registration statement and permit it to become effective or to qualify the rights, the exercise thereof or the issuance of securities upon the exercise thereof under state securities or blue sky laws. The Company shall issue a public announcement upon any such suspension stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record

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of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) or Section 13, then the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.

(ii) Subject to the following paragraph and Section 24 of this Agreement, in the event any Person shall become an Acquiring Person (a “Section 11(a)(ii) Event”), each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and dividing that product by (y) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date the Person became an Acquiring Person (such number of shares, the “Adjustment Shares”).

From and after a Section 11(a)(ii) Event, any Rights that are or were beneficially owned by such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights beneficially owned by an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence shall be cancelled. The Company shall use all reasonable efforts to ensure that the provisions of this paragraph are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

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(iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued (and not reserved for issuance for purposes other than upon exercise of the Rights) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price payable with respect to such Right (such excess, the “Spread”), and (B) with respect to each Right (subject to the second paragraph of Section 11(a)(ii)), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, one one-hundredth of a Preferred Share or shares, or units of shares, of preferred stock which the Board has deemed to have the same value as Common Shares (such one one-hundredth of a Preferred Share or shares of preferred stock, hereinafter referred to as “common stock equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to substitute for the Adjustment Shares pursuant to clause (B) above within 30 days following the occurrence of a Section 11(a)(ii) Event (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of any portion of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional Common Shares might be authorized for issuance for exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to the last paragraph of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Shares on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in

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a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as hereinafter defined) immediately prior to but not including such date; provided, however, that, if the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (ii) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last transaction price as reported by the NASDAQ Capital Market or, if not so reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ Stock Market or such other system then in use, or, if the Security is not reported by such organization, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker in the Security selected by a majority of the Board of Directors. If on any such date no market maker is making a market in the Security, the fair value of such Security on such date as determined in good faith by a majority of the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(iii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, then the “current per share market price” of the Preferred Shares shall be

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conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date), multiplied by 100. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, then “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that, by reason of this Section 11(e), are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

(f) If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, then, thereafter, the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Preferred Shares (calculated to the nearest one one-hundredth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredth of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Right Certificates have been issued, then, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right

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Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, based on the advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable (except as otherwise provided by any corporation law applicable to the Company) Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Company, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of its Common Shares shall not be taxable to such stockholders.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 28 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall, at any time after the Record Date and prior to the Distribution Date, (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights

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Agent and with each transfer agent for the Common Shares a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail (or, if deemed appropriate by the Board, make available at no charge) a brief summary thereof to each holder of a Right Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or event unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall effect a share exchange, consolidate with, or merge with and into, any other Person, (b) any Person shall effect a share exchange, consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such share exchange or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries (each of Sections 13(a), (b) and (c), a “Flip-Over Event”), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares of the Company thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any Flip-Over Event unless, prior thereto, the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not consummate any Flip-Over Event if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers, share exchanges, or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last transaction price as reported by the NASDAQ Capital Market or, if not so reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ Stock Market or such other system then in use, or, if the Rights are not reported by such organization,

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the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker in the Rights selected by a majority of the Board of Directors. If on any such date no market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by a majority of the Board shall be used.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, including Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

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(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court or competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or other distributions or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent and its affiliates, director, employees. representatives and advisors for, and to hold them harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of outside legal counsel), incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) on the part of the Rights Agent, for action taken or omitted to be taken by the Rights Agent in connection with the acceptance of, administration of and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise

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upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c) The provisions of this Section 18 and Section 20 hereof shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case, at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case, at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case, at that time, any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted to be taken by it in accordance with such advice or opinion.

(b) Whenever, in the performance of its duties under this Agreement, the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction); provided, however, that

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notwithstanding anything in this Agreement to the contrary, under no circumstances shall the Rights Agent be liable for indirect, special, consequential, incidental or punitive damages hereunder (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action and the Company agrees to indemnify the Rights Agent and its affiliates, director, employees. representatives and advisors and to hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for indirect, special, consequential, incidental or punitive loss or damages of any kind whatsoever. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 describing such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in accordance with the advice or instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent will be fully authorized and protected in relying upon instructions received by any such officer. The Rights Agent will not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Company.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in, or act as the transfer agent for, any of the Rights, Common Shares or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent (or its shareholder, affiliate, director, officer or employee) from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct in the absence of gross

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negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) In the event the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, inform the Company or such Person seeking clarification and may, in its sole discretion, refrain from taking any action, and will be fully protected and will not be liable in any way to the Company or other Person or entity for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent.

(l) The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person) pursuant to this Agreement unless and until the Rights Agent is specifically notified in writing of such fact, event or determination by the Company or by receipt of a properly completed and duly executed Rights Certificate (and form of election to purchase or form of assignment).

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least 30 days’ notice in writing mailed to the Company in accordance with Section 27 hereof and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company to each transfer agent of the Common Shares by first-class mail, postage prepaid, or nationally recognized overnight delivery. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon at least 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares, and, if such removal occurs after the Distribution Date, to the holders of the Right Certificates, in each case, by overnight delivery service or registered or certified mail, postage prepaid. If the Rights Agent resigns or is removed or otherwise become incapable of acting, then the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 90 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal entity organized and doing business under the laws of the United States or of any state of the United States so long as such entity is in good standing and authorized under such laws to exercise stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, along with its Affiliates, of at least $50 million, or (b) an Affiliate of a legal entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not

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later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23. Redemption.

(a) The Rights may be redeemed by action of the Board pursuant to subsection (b) of this Section 23 and shall not be redeemed in any other manner.

(b) The Board may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish.

(c) Immediately upon the effectiveness of the action of the Board ordering the redemption of the Rights pursuant to subsection (b) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights, as such, shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten days after the effectiveness of the action of the Board ordering the redemption of the Rights pursuant to subsection (b) of this Section 23, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. The exchange of the Rights by the Board may be made effective as such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board

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shall approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by the Trust Agreement (the “Trust”) all of the Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof), to the extent applicable pursuant to Section 24(c), issuable pursuant to the exchange (and any cash in lieu of fractional shares), and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such Preferred Shares or equivalent preferred shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust and any cash in lieu of fractional shares) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights, as such, shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for some or all of the Common Shares exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or equivalent preferred share) for each Common Share of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share of the Company shall have the same voting rights as one Common Share of the Company.

(d) In the event that there shall not be sufficient Common Shares or Preferred Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares or Preferred Shares for issuance upon exchange of the Rights.

Section 25. Process to Seek Exemption Prior to Distribution Date.

(a) Any Person who desires to effect any acquisition of Common Shares that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Shares Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under Section 1(i) hereof for purposes of this Agreement or such transaction would be deemed to be an “Exempt Transaction” under Section 1(j) hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or registered or certified mail, postage prepaid, to the Corporate Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of outstanding Common Shares that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to

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an Exemption Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board shall only grant an exemption in response to an Exemption Request if the Board determines, in its sole discretion, that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case, as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

(b) The Board may make a determination under this Agreement so that a Person would be deemed to be an “Exempt Person” for purposes of this Agreement or a transaction would be deemed to be an “Exempt Transaction” for purposes of this Agreement, whether or not an Exemption Request has been made pursuant to Section 25(a). In connection with such determination, the Board may impose any conditions that it deems reasonable and appropriate, including without limitation restrictions on the ability of the transferee to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any determination of the Board pursuant to this Section 25(b) may be made prospectively or retroactively.

Section 26. Notice of Certain Events.

(a) In case the Company shall propose, after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with (other than a merger of a Subsidiary into or with the Company), to effect any share exchange with or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 27 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten

23

days prior to the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares, whichever shall be the earlier.

(b) If a Section 11(a)(ii) Event or Flip-Over Event shall occur, then (i) the Company shall, as soon as practicable thereafter, give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 27 hereof, a notice in writing of the occurrence of such event, which notice shall include a brief summary of the event and the consequences thereof to holders of Rights, and (ii) all references in the preceding paragraph to Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.

Section 27. Notices.

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent in writing by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

HUTTIG BUILDING PRODUCTS, INC.

555 Maryville University Dr., Suite 400

St. Louis, MO 63141

Attn: Chief Executive Officer

With a copy to the following (which shall not constitute notice):

HUTTIG BUILDING PRODUCTS, INC.

555 Maryville University Dr., Suite 400

St. Louis, MO 63141

Attn: General Counsel

(b) Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent in writing by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent in writing by overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 28. Supplements and Amendments. Prior to such time as any Person becomes an Acquiring Person and subject to the penultimate sentence of this Section 28, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing Common Shares. From and after the Distribution Date and subject to the penultimate sentence of this Section 28, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that, from and after

24

the Distribution Date, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period, unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment; provided, that notwithstanding anything to the contrary contained herein, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which reduces the then effective Redemption Price or moves to an earlier date the then effective Final Expiration Date. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

Section 29. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 31. Severability. In the event any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 28 to supplement or amend this Agreement to replace such invalid, null and void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided further, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that the rights, duties and obligations of the Rights Agent hereunder shall be governed by and construed in accordance with the laws of the State of New York.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 34. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Any reference in this Agreement to a statutory or regulatory provision includes a reference to any successor provision thereof.

Section 35. Determinations and Actions by the Board. The Board and the appropriate officers of the Company shall have the power and authority to administer this Agreement and to exercise all rights and powers

25

specifically granted to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to interpret the provisions of this Agreement and make all determinations to be made by the Company hereunder or deemed necessary or advisable for the administration of this Agreement. The Board shall have the exclusive power and authority to exercise all rights and powers specifically granted to the Board, including a determination to redeem or not redeem the Rights or to amend this Agreement and any determination as to whether the actions of any Person shall be such as to cause such Person to beneficially own Common Shares or to become an Acquiring Person. All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board or the officers of the Company, as applicable, in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (ii) not subject the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

If at any time the Board determines that a Person has become an Acquiring Person, the Company will give written notice of such determination, indicating the identity of such Person, to the Rights Agent promptly thereafter. Until such a notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person.

Section 36. Book Entry. Reference in this Agreement to certificates for Common Shares includes, in the case of uncertificated Common Shares, the balances indicated in the account system of the transfer agent for book entry Common Shares, and prior to the Distribution Date, any uncertificated Common Shares shall also evidence the associated Rights. A substantially similar version of any legend required to be placed on any certificate for Common Shares may instead be included on any confirmation or notification to the registered holder of such book entry Common Shares.

Section 37. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

HUTTIG BUILDING PRODUCTS, INC.

By	/s/ Oscar A. Martinez
Name: Oscar A. Martinez
Title: Vice President & Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By	/s/ Dennis V. Moccia
Name: Dennis V. Moccia

Title: Manager, Contract Administration

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EXHIBIT A

PREFERENCES AND RIGHTS OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

HUTTIG BUILDING PRODUCTS, INC.

1. Designation and Amount.

There shall be a series of the voting preferred stock of the Company which shall be designated as the “Series A Junior Participating Preferred Stock,” $0.01 par value, and the number of shares constituting such series shall be Four Hundred Thousand (400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company ranking prior and superior to the Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of common stock, $0.01 par value (the “Common Stock”), of the Company and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on or about the first day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Company shall at any time after May 18, 2016 (the “Rights Declaration Date”) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Company shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights.

The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company.

(B) Except as otherwise provided herein, in the Company’s Restated Certificate of Incorporation or by law, the holders of shares of Series A Junior Participating Preferred Stock, the holders of shares of Common Stock, and the holders of shares of any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(C) Except as otherwise set forth herein or in the Company’s Restated Certificate of Incorporation, and except as otherwise provided by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(A) Whenever dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) except as permitted in Section 4(A)(iv) below, redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; and

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares.

Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Company shall cause all such shares upon their cancellation to be authorized but unissued shares of Preferred Stock which may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock, unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in paragraph (C) of this Section 6 to reflect such events as stock dividends, and subdivisions, combinations and consolidations with respect to the Common Stock) (such number in clause (ii) being referred to as the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the value of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series A Junior Participating Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then the value of such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event there is not sufficient value in the assets available to permit payment in full of the Common Adjustment, then the value of such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Company shall at any time after the Rights Declaration Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc.

In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event the Company shall at any time after the Rights Declaration Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

Section 8. Redemption.

The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking.

The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Company’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Fractional Shares.

Series A Junior Participating Preferred Stock may be issued in fractions which are integral multiples of one one-hundredth of a share. Fractions of shares of Series A Junior Participating Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by the Company. The holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Series A Junior Participating Preferred Stock represented by such depositary receipts.

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No.	Rights

NOT EXERCISABLE AFTER [                    ] OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT OR EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

[THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON. THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*

RIGHT CERTIFICATE

HUTTIG BUILDING PRODUCTS, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 18, 2016 (the “Rights Agreement”), between Huttig Building Products, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Eastern time) on May 18, 2019 (the “Final Expiration Date”) at the office of the Rights Agent, or its successor as Rights Agent, designated for such purpose, one one-hundredth of a fully paid, nonassessable share of the Series A Junior Participating Preferred Stock, $0.01 par value (“Preferred Stock”), of the Company, at a purchase price of [                    ] Dollars ($[                ]) per one one-hundredth of a share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase on the reverse side hereof duly executed.

The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise of each Right) and the Purchase Price set forth above, are the number and Purchase Price as of [                    ], based on the shares of Preferred Stock of the Company as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of each of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the Company and the above-mentioned office of the Rights Agent and are also available upon written request to the Company.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

*	The portion of the legend in brackets shall be inserted only as applicable.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right prior to the earlier of (i) the time that any Person becomes an Acquiring Person (as defined in the Rights Agreement) or (ii) the Final Expiration Date. Under certain terms and conditions, the Rights may also be redeemed following the time that any person becomes an Acquiring Person but prior to the Final Expiration Date, as more fully described in the Rights Agreement. In addition, subject to the provisions of the Rights Agreement, the Rights may be exchanged at the option of the Company at any time after any person becomes an Acquiring Person but prior to the Acquiring Person becoming the beneficial owner of 50% or more of the Common Shares then outstanding at an initial exchange ratio of one Common Share (or one one-hundredth of a share of Preferred Stock) for each Right exchanged.

No fractional shares of Preferred Stock will be issued upon the exercise of any Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). In lieu of fractions of a share that are not integral multiples of one-hundredth of a share of Preferred Stock, a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock, Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     , 20    .

Attest	HUTTIG BUILDING PRODUCTS, INC.

By	By
Name:	Name:
Title:	Title:

Countersigned:

By
Name:
Title:

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto:

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

Signature
(Signature must conform in all respects to name of holder as specified on the face of this Right Certificate)

Signature Guaranteed:___________________

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Right Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, 20__
Signature
(Signature must conform in all respects to name of holder as specified on the face of this Right Certificate)

[Form of Reverse Side of Right Certificate — continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate.)

To HUTTIG BUILDING PRODUCTS, INC.:

The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Name:
Address:

Social Security or
Taxpayer I.D. No.:

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Name:
Address:

Social Security or
Taxpayer I.D. No.:

Dated: ____________, ____

Signature

(Signature must conform in all respects to name of holder as specified on the face of this Right Certificate)

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

[Form of Reverse Side of Right Certificate — continued]

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) this Right Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(3) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _________________, 20__.

Signature
(Signature must conform in all respects to name of holder as specified on the face of this Right Certificate)

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

EXHIBIT C

HUTTIG BUILDING PRODUCTS, INC.

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

On May 18, 2016, the Board of Directors (the “Board”) of Huttig Building Products, Inc. (the “Company”) entered into a rights agreement and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, $0.01 par value per share (“Common Shares”), of the Company. The dividend is payable upon the close of business on May 31, 2016 to the stockholders of record upon the close of business on May 31, 2016. The Board has adopted the rights agreement to protect stockholder value by attempting to diminish the risk that the Company’s ability to use its net operating losses (“NOLs”) to reduce potential future federal income tax obligations may become substantially limited.

The Company is providing the following summary description of the Rights Agreement (the “Rights Agreement”) entered into between the Company and Computershare Trust Company, N.A. (the “Rights Agent”) on May 18, 2016. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which the Company has filed with the Securities and Exchange Commission as an exhibit to a Form 8-K. A copy of the Rights Agreement is also available free of charge from the Company.

The Rights. The Rights will initially trade with, and will be inseparable from, the Common Shares. The Rights are evidenced only by certificates that represent Common Shares. New Rights will accompany any new Common Shares the Company issues until the Distribution Date described below or until the Rights are redeemed or the Rights Agreement expires. Until a Right is exercised as described below, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Exercise Price. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (“Preferred Shares”), of the Company at a price of $13.86 per one one-hundredth of a Preferred Share, subject to adjustment as provided in the Rights Agreement (the “Purchase Price”).

Exercisability. The Rights will not be exercisable until the earlier of (i) ten days following a public announcement, or the Board concluding, that a person or group of affiliated or associated persons has become an Acquiring Person by, subject to certain exceptions, acquiring beneficial ownership of 4.99% or more of the outstanding Common Shares as described below, or (ii) ten business days (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person.

The date on which the Rights become exercisable is referred to in the Rights Agreement as the “Distribution Date.” Until that date, the certificates for the Common Shares will also evidence the Rights, and any transfer of Common Shares will constitute a transfer of Rights. After that date, the Rights will separate from the Common Shares and be evidenced by book entry credits or by Rights certificates that the Company will mail to all eligible holders of Common Shares. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Acquiring Person. An Acquiring Person is any person that becomes, by itself or together with its affiliates and associates, a beneficial owner of 4.99% or more of the Common Shares then outstanding, but will not include (i) the Company, its subsidiaries and certain benefit plans of the Company and its subsidiaries, (ii) any of certain “grandfathered” persons (“Grandfathered Persons”) that would otherwise be Acquiring Persons as of the effective time of the Rights Agreement and that continue to qualify for this status by not acquiring additional Common Shares or (iii) any person who or which the Board determines, in its sole discretion, has inadvertently become a beneficial owner of 4.99% or more of the Common Shares then outstanding (or has inadvertently failed to continue to qualify as a Grandfathered Person), provided that such person or its affiliates and associates promptly divest sufficient Common Shares so that the percentage stock ownership of such person and its affiliates and associates is less than 4.99% of the Common Shares then outstanding (or, in the case of any person who or which has inadvertently failed to continue to qualify as a Grandfathered Person, the Common Shares that caused such person to so fail to qualify as a Grandfathered Person). In addition, the Board, in its sole discretion, may (a) prior to the consummation of a transaction that would result in a person becoming an Acquiring Person, upon the request of such person, determine that such person’s consummation of the transaction will not result in such person becoming an Acquiring Person and (b) following the consummation of a transaction that results in a person becoming an Acquiring Person, upon the request of such person or on its own accord, determine that such person is not an Acquiring Person as a result of such transaction.

Preferred Shares. Preferred Shares purchasable upon the exercise of Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Shares’ dividend, voting and liquidation rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Flip-In. Upon any person or group becoming an Acquiring Person, each holder of a Right, other than the Acquiring Person, will have the right to receive, upon exercise of such Right, that number of Common Shares having a market value equal to the then current Purchase Price divided by 50% of the market closing price of a Common Share on the trading day immediately preceding the date on which such Right is exercised. In certain circumstances, the holder of a Right may receive upon exercise, in lieu of Common Shares, cash, property or other securities of the Company or a reduction in the Purchase Price.

Flip-Over. Upon any person or group becoming an Acquiring Person and the Company is acquired in a merger or similar transaction, each holder of a Right, other than the Acquiring Person, may exercise such Right upon payment of the Purchase Price, to purchase shares of the acquiring or other appropriate entity with a market value equal to two times the Purchase Price of the rights.

Expiration. The Rights will expire on the earliest of (i) the date of the Company’s 2017 annual meeting if the stockholders do not approve the Rights Agreement as such meeting, (ii) May 18, 2019, (iii) the time at which the Rights are redeemed as described below, (iv) the time at which the Rights are exchanged as described below, (v) the repeal of Section 382 of the Internal Revenue Code if the Board determines that the Rights Agreement is no longer necessary for the preservation of the Company’s NOLs, and (vi) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward.

Redemption. The Board may redeem the Rights for $.01 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of a holder of Rights, as such, will be to receive the redemption price of $.01 per Right. The redemption price will be adjusted if the Company effects a stock split or pays a dividend in the form of Common Shares.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Common Shares, the Board may extinguish the Rights by exchanging one Common Share or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions. The Board may adjust the Purchase Price, the number of Preferred Shares or Common Shares issuable upon exercise of a Right and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares. No adjustments to the Purchase Price of less than 1% will be made. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). In lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, the Board generally may not amend the Rights Agreement in any way that adversely affects holders of the Rights.

Anti-Takeover Effects. The Rights may have certain anti-takeover effects. The Rights may cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. As a result, the overall effect of the Rights may be to render more difficult or discourage a merger, tender offer or other business combination involving the Company that is not supported by the Board.

Attachment B

Second Amended and Restated Certificate of Incorporation

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

HUTTIG BUILDING PRODUCTS, INC.

Huttig Building Products, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST: The present name of the Corporation is Huttig Building Products, Inc., and that the Corporation was originally incorporated pursuant to the General Corporation Law on January 2, 1913 under the name Huttig Sash & Door Company.

SECOND: This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law, and restates, integrates and further amends the provisions of the Corporation’s Restated Certificate of Incorporation.

THIRD: The text of the Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, Huttig Building Products, Inc. has caused this Second Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this             day of                     , 2017.

HUTTIG BUILDING PRODUCTS, INC.

By:
Name:
Title:

EXHIBIT A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

HUTTIG BUILDING PRODUCTS, INC.

ARTICLE I

The name of the corporation (hereinafter called the “Corporation”) is Huttig Building Products, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Service Company, 2711 Centreville Rd., Suite 400, Wilmington, DE 19808. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose or purposes for which the Corporation is organized are to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is seventy-five million (75,000,000) shares of common stock, par value $.01 per share (“Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $.01 per share (“Preferred Stock”).

The following is a description of each of the classes of stock of the Corporation and a statement of the powers, preferences, and rights of such stock, and the qualifications and restrictions thereof.

(a) At all meetings of the shareholders of the Corporation the holders of the Common Stock shall be entitled to one vote for each share of Common Stock held by them respectively.

(b) Shares of the Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors of the Corporation. Each series shall be distinctly designated. Except as otherwise provided in the resolution setting forth the designations and rights of the series of Preferred Stock, all shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends (if any) thereon shall be cumulative, if made cumulative. The relative preferences, participating, optional and other special rights of each such series, and limitations thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of the Preferred Stock, the designation, preference, and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions thereof, if any, of such series, including, but without limiting the generality of the foregoing, the following:

(1) the distinctive designation of, and the number of shares of the Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

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(2) the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series may be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of the Corporation, or on any series of the Preferred Stock or of any other class or classes of stock of the Corporation, and whether such dividends shall be cumulative, partially cumulative or non-cumulative;

(3) the right, if any, of the holders of shares of the series to convert the same into shares of any other class or classes of stock of the Corporation or any of its subsidiaries, and the terms and conditions of such conversion;

(4) the right, if any, of the holders of shares of the series to exchange the same for any other class or classes of stock of the Corporation or any of its subsidiaries or for any other property that the Board of Directors may determine, and the terms and conditions of such exchange;

(5) whether shares of the series shall be subject to redemption and the redemption price or prices and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

(6) the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

(7) the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(8) the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with other series of the Preferred Stock or all series of the Preferred Stock as a class, (1) to cast more or less than one vote per share on any or all matters voted upon by the shareholders, (2) to elect one or more directors of the Corporation in the event there shall have been a default in the payment of dividends on any one or more series of the Preferred Stock or under such other circumstances and upon such conditions as the Board of Directors may fix.

(c) The relative preferences, rights and limitations of each series of Preferred Stock in relation to the preferences, rights and limitations of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in this Article IV, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock of such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

(d) Subject to the provisions of the preceding paragraph (c), shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration, not less than the par value thereof, as shall be fixed by the Board of Directors.

(e) Pursuant to the authority conferred by the Corporation’s Restated Certificate of Incorporation, the Board of Directors previously created a series of shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock” by the filing of a Certificate of Designations for the Series A Junior Participating Preferred Stock (the “Original Certificate of Designations”) with the Secretary of State of the State of Delaware on December 9, 1999, and the Board of Directors subsequently adopted resolutions amending and restating the Original Certificate of Designations and filed an Amended and Restated Certificate of Designations with the Secretary of State of the State of Delaware on May 18, 2016. The powers (including voting powers) of the shares

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of such series, and the designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions, of the Series A Junior Participating Preferred Stock are set forth in Appendix A attached hereto and incorporated herein by reference.

ARTICLE V

BOARD OF DIRECTORS

Section 1. Number. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors which shall consist of not less than three nor more than fifteen persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors.

Section 2. Election and Terms. The directors shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 2018 Annual Meeting of Stockholders, the term of office of the second class to expire at the 2019 Annual Meeting of Stockholders and the term of office of the third class to expire at the 2020 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election.

Section 3. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 4. Removal. Any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the shares then entitled to vote at an election of directors, voting together as a single class.

Section 5. Amendment, Repeal, etc. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares entitled to vote thereon pursuant to Article IV, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article V.

ARTICLE VI

STOCKHOLDER ACTION

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. At a special meeting of the stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto). Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares entitled to vote thereon pursuant to Article IV, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VI.

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ARTICLE VII

BY-LAW AMENDMENTS

The Board of Directors shall have the power to make, alter, amend or repeal the By-laws of the Corporation by such vote as may be specified therein. The affirmative vote of the holders of two-thirds or more of the voting power of the then outstanding shares entitled to vote thereon pursuant to Article IV, voting together as a single class, shall be required for the stockholders to make, alter, amend or repeal the By-laws. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares entitled to vote thereon pursuant to Article IV, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VII.

ARTICLE VIII

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director to the Corporation shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time. No repeal or modification of this Article VIII, directly or by adoption of an inconsistent provision of this Certificate of Incorporation, by the stockholders of the Corporation shall be effective with respect to any cause of action, suit, claim or other matter, that, but for this Article VIII, would accrue or arise prior to such repeal or modification.

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Appendix A

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION, PREFERENCES AND

RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

HUTTIG BUILDING PRODUCTS, INC.

Huttig Building Products, Inc., a corporation organized and existing under the Delaware General Corporation Law (the “Company”), in accordance with the provisions of Section 151 thereof, DOES HEREBY CERTIFY:

That, pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the Company, the said Board of Directors on May 18, 2016 adopted the following resolution amending and restating the Certificate of Designation of the Company’s Series A Junior Participating Preferred Stock:

WHEREAS, the Board of Directors previously adopted a resolution authorizing the creation and issuance of a series of Preferred Stock designated as the “Series A Junior Participating Preferred Stock” (the “Series A Junior Participating Preferred Stock”) and the Certificate of Designations for the Series A Junior Participating Preferred Stock was filed with the Secretary of State of the State of Delaware on December 9, 1999;

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company and the provisions of the Restated Certificate of Incorporation, the Certificate of Designations filed with the office of the Secretary of State of Delaware on December 9, 1999 creating a class of authorized Preferred Stock of the Company designated as Series A Junior Participating Preferred Stock is hereby amended and restated in its entirety and that the designation and number of shares thereof and the voting powers, preferences and other rights of the shares of such class, and the qualifications, limitations and restrictions thereof as amended and restated, are as follows:

Section 1. Designation and Amount.

There shall be a series of the voting preferred stock of the Company which shall be designated as the “Series A Junior Participating Preferred Stock,” $0.01 par value, and the number of shares constituting such series shall be Four Hundred Thousand (400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company ranking prior and superior to the Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of common stock, $0.01 par value (the “Common Stock”), of the Company and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on or about the first day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Company shall at any time after May 31, 2016 (the “Rights Declaration Date”) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Company shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.

The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company.

(B) Except as otherwise provided herein, in the Company’s Restated Certificate of Incorporation or by law, the holders of shares of Series A Junior Participating Preferred Stock, the holders of shares of Common Stock, and the holders of shares of any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(C) Except as otherwise set forth herein or in the Company’s Restated Certificate of Incorporation, and except as otherwise provided by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) except as permitted in Section 4(A)(iv) below, redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; and

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares.

Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Company shall cause all such shares upon their cancellation to be authorized but unissued shares of Preferred Stock which may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior

Participating Preferred Stock, unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in paragraph (C) of this Section 6 to reflect such events as stock dividends, and subdivisions, combinations and consolidations with respect to the Common Stock) (such number in clause (ii) being referred to as the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the value of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series A Junior Participating Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then the value of such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event there is not sufficient value in the assets available to permit payment in full of the Common Adjustment, then the value of such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Company shall at any time after the Rights Declaration Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc.

In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event the Company shall at any time after the Rights Declaration Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

Section 8. Redemption.

The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Ranking.

The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Company’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 10. Fractional Shares.

Series A Junior Participating Preferred Stock may be issued in fractions which are integral multiples of one one-hundredth of a share. Fractions of shares of Series A Junior Participating Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by the Company. The holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Series A Junior Participating Preferred Stock represented by such depositary receipts.

Attachment C

2005 Executive Incentive Compensation Plan

Huttig Building Products, Inc.

Fifth Amendment and Restatement Effective [April 25], 2017

Huttig Building Products, Inc.

2005 Executive Incentive Compensation Plan

Article 1 - Establishment, Purpose, and Duration

1.1    Establishment. Huttig Building Products, Inc., a Delaware corporation (hereinafter referred to as the “Company”), has established an incentive compensation plan known as the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan (hereinafter referred to as the ”Plan”), effective originally as of March 15, 2005 (the “Initial Effective Date”). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and cash-based incentive awards, including Annual Incentive Awards. The Plan, as amended and restated herein, was approved by the Board and is to become effective upon approval by the Company’s stockholders at the 2017 annual meeting of stockholders to be held on April 25, 2017 (the “Restatement Effective Date”), and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of this Plan. The purpose of this Plan is to provide a means whereby Eligible Persons develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of this Plan is to provide a means through which the Company may attract able Eligible Persons as service providers and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3    Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten years from the Restatement Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2 - Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2    “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3    “Annual Incentive Award” means a cash-based Performance Award with a Performance Period that is the Company’s fiscal year or other 12-month (or shorter) Performance Period as specified under the terms of the Award as approved by the Committee.

2.4    “Award” means, individually or collectively, a grant under this Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or cash incentive award (including an Annual Incentive Award).

2.5    “Award Agreement” means either: (a) a written agreement entered into by and between the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.

2.6    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

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2.7    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8    “Change in Control” of the Company means, and shall be deemed to have occurred upon, the first to occur of any of the following events after the Restatement Effective Date: (a) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the Shares or any securities convertible into such Shares, (b) the receipt by the Company of a Schedule 13D or other notice indicating that a person is the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Shares calculated as provided in paragraph (d) of said Rule 13d-3, (c) the date of consummation of any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company (“Business Transaction”) in which the Company will not be the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a Business Transaction in which the holders of the Shares immediately prior to the Business Transaction would own more than 50% of the common stock of the surviving corporation immediately after the Business Transaction, (d) the date of consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (e) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company, or (f) the date upon which the individuals who constitute the Board as of the Restatement Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall, for purposes of this Plan, be considered as though such person were a member of the Incumbent Board.

2.9    “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10    “Committee” means the Management Organization & Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11    “Company” means Huttig Building Products, Inc., a Delaware corporation, and any successor thereto as provided in Article 18 herein.

2.12    “Covered Employee” means any key Employee who is or may become (as determined by the Committee in its discretion) a “Covered Employee,” as defined in Section 162(m) of the Code.

2.13    “Eligible Person” means any person designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof or any individual who is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor or consultant.

2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15    “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on The Nasdaq Market LLC (“Nasdaq”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low, closing bid and asked, or opening and closing prices of a Share on the most

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recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.16    “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.17    “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.18    “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.19    “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.20    “Initial Effective Date” has the meaning set forth in Section 1.1.

2.21    “Insider” shall mean an individual who is, the relevant date, an officer, or Director of the Company, or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22    “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.23    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.24    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.25    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 9.

2.26    “Participant” means any Eligible Person as set forth in Article 5 to whom an Award is granted.

2.27    “Performance Award” means an Award made subject to the attainment of performance goals (as described in Article 11) over a Performance Period established by the Committee, and includes an Annual Incentive Award.

2.28    “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.29    “Performance Period” means the period of time during which the performance goals must be met in order to determine the amount payable to, and/or the Participant’s vested interest with respect to an Award.

2.30    “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

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2.31    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.32    “Plan” means the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan, as it may be amended from time to time.

2.33    “Plan Year” means the calendar year.

2.34    “Prior Plans” means the Huttig Building Products, Inc. 1999 Stock Incentive Plan, as amended, and the Huttig Building Products, Inc. 2001 Stock Incentive Plan, as amended.

2.35    “Restatement Effective Date” has the meaning set forth in Section 1.1.

2.36    “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.37    “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, with respect to which Shares are awarded upon the satisfaction or lapse of the restrictions applicable thereto.

2.38    “Share” means a share of common stock of the Company, $.01 par value per share.

2.39    “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.40    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

2.41    “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3 - Administration

3.1    General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 16, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3    Delegation. To the extent permitted under applicable law, the Committee may delegate to one or more of its members or to one or more officers or employees of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the

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Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. In the event of any delegation of authority under this Section 3.3, or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as applicable, to the delegate of the Committee or to the Board.

Article 4 - Shares Subject to This Plan and Maximum Awards

4.1    Number of Shares Available for Awards.

(a)	Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under this Plan on or after the Initial Effective Date (the “Share Authorization”) shall be 8,125,000.

(b)	Of the Shares reserved for issuance under Section 4.1(a) of this Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.

(c)	Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under this Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be 1,425,000.

4.2    Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. Shares covered by awards granted under the Prior Plans that after the Effective Date are terminated unexercised, forfeited or otherwise surrendered shall be available for subsequent Awards under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3    Annual Award Limits. Subject to adjustment under Section 4.4 (to the extent applicable), the maximum amount for each type of Award intended to constitute Performance-Based Compensation granted to any Participant in any Plan Year shall not exceed the following (each an “Annual Award Limit” and, collectively, the “Annual Award Limits”):

(a)	Options and SARs. The maximum aggregate number of Shares subject to all Options and SARs granted in any one Plan Year to any one Participant shall be 500,000 plus the amount of the Participant’s unused applicable Annual Award Limit for Options and SARs as of the close of the previous Plan Year.

(b)	Share-Based Performance Awards. The maximum aggregate number of Shares subject to all Share-based Performance Awards (including Restricted Stock, Restricted Stock Units and Other Stock-Based Awards that are Performance Awards) granted in any one Plan Year to any one Participant shall be 500,000 plus the amount of the Participant’s unused applicable Annual Award Limit for Share-based Performance Awards as of the close of the previous Plan Year.

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(c)	Cash-Based Performance Awards. The maximum amount of cash-based Performance Awards granted in any one Plan Year to any one Participant shall be as follows: (i) Annual Incentive Award: $5.0 million; and (ii) all other cash-based Performance Awards: $5.0 million.

4.4    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 18 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5 - Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in this Plan include all Eligible Persons.

5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all Eligible Persons, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6 - Stock Options

6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to Eligible Persons who are employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the treasury regulations thereunder). However, an Eligible Person who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

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6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee, in its discretion, and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to 100% of the FMV of the Shares on the date of grant.

6.4    Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant.

6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9    Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares acquired pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

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Article 7 - Stock Appreciation Rights

7.1    Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to 100% of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2    SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3    Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant.

7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5    Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6    Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

The payment upon SAR exercise shall be in Shares.

7.7    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement

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entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.8    Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8 - Restricted Stock and Restricted Stock Units

8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant. Restricted Stock Units represent the right to receive Shares in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives.

8.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Huttig Building Products, Inc. 2005 Executive Incentive Compensation Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Huttig Building Products, Inc.

8.5    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect

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to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.7    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9 - Other Stock-Based Awards

9.1    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

9.2    Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

9.3    Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

9.4    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10 - Transferability of Awards

10.1    Transferability. Except as provided in Section 10.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.

10.2    Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 10.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, that only the

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Participant to which the Award had been granted, a “family member” (as defined below in Section 10.4 below) of such Participant, or a charity may be a transferee of such Award. Such a determination may be made at the time an Award is granted or at any time thereafter.

10.3    Domestic Relations Orders. Without limiting the generality of Section 10.1, and notwithstanding Section 10.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

10.4    Family Member. For purposes of Section 10.2, “family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

Article 11 - Performance Awards

11.1    Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

11.2    Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to a Participant who is designated by the Committee as having the potential to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 11.2. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.

(a)	Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 11.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m) of the Code, the Committee may determine at the time that goals under this Section 11.2 are established, the extent to which measurement of performance goals may exclude (or otherwise adjust for) the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, goodwill impairment, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other special significant items or other unusual non-recurring items, tax adjustments related to expiration of statute of limitations or completion of tax audits, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

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(b)	Performance Measures. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards:

(i)	Net earnings or net income (before or after taxes);

(ii)	Earnings per share;

(iii)	Net sales or revenue growth;

(iv)	Net operating profit (before or after taxes);

(v)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(vi)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(vii)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(viii)	Gross or operating margins;

(ix)	Productivity ratios;

(x)	Share price (including, but not limited to, growth measures and total stockholder return);

(xi)	Expense targets;

(xii)	Margins;

(xiii)	Operating efficiency;

(xiv)	Market share;

(xv)	Customer satisfaction;

(xvi)	Working capital targets;

(xvii)	Liquidity measures;

(xviii)	Implementation, completion or attainment of measurable objectives with respect to specific operational goals and targets, such as: (A) environmental, health and/or safety goals (including lost workday rates); (B) customer satisfaction; (C) inventory turns; (D) lead time; (E) on-time delivery; (G) days sales outstanding; (H) quality; (J) specific products/projects (including new product introductions); (K) recruitment or retention of personnel; (L) personnel cost to gross profit ratio; (M) restructuring activities; and (N) acquisition activities; and

(xix)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

In each case, such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

(c)	Timing for Establishing Performance Goals. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.

(d)	Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

11.3    Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and

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as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code to the extent required by Section 162(m) of the Code. To the extent permitted by Section 162(m) of the Code, the Committee may delegate any responsibility relating to such Performance Awards.

11.4    Status Awards Under Section 162(m). It is the intent of the Company that Performance Awards under Section 11.2 hereof granted to persons who are designated by the Committee as having the potential to be Covered Employees within the meaning of Section 162(m) of the Code shall, if so designated by the Committee, constitute Performance-Based Compensation. Accordingly, the terms of Section 11.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) of the Code. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as having the potential to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

Article 12 - Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, other than an Option or SAR, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. The dividend equivalents may be subject to any limitations and/or restrictions determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Dividend equivalents shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

Article 13 - Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

Article 14 - Rights of Participants

14.1    Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

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14.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

14.3    Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 15 - Change in Control

15.1    Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 15 shall apply in the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change in Control, all then-outstanding Stock Options and Stock Appreciation Rights shall become fully vested and exercisable, and all then-outstanding Restricted Stock and Restricted Stock Units shall vest in full and be free of restrictions. The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

Article 16 - Amendment, Modification, Suspension, and Termination

16.1    Amendment, Modification, Suspension, and Termination. Subject to Section 16.3, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, (i) neither the Option Price of an Option nor the Grant Price of an SAR may be lowered, (ii) a new Award may not be granted in exchange for the cancellation of an outstanding Award, and (iii) no Option or SAR for which the Option Price or Grant Price, as applicable, is less than the Fair Market Value of the Shares underlying the Option or SAR, may be cancelled in exchange for a cash payment. In addition, no amendment of this Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Exchange Act, the Code and, if applicable, the Nasdaq Stock Market Rules.

16.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall make equitable and appropriate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

16.3    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

16.4    Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

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Article 17 - Withholding

17.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the amount of tax required to be withheld (or such greater amount as is permissible under applicable tax, legal, accounting and other guidance) to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation with respect to any taxable event arising as a result of this Plan.

17.2    Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Awards, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 18 - Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 19 - General Provisions

19.1    Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Board determines that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a Participant shall be required to reimburse the Company for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with applicable law and any Company policies.

19.2    Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

19.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

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19.4    Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.5    Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.8    Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

19.9    Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 19.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

19.10    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

19.11    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any

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Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

19.12    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.13    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.14    No Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) shall be permitted under this Plan. However, the Committee may permit deferrals of compensation pursuant to a separate plan or a subplan which meets the requirements of Code Section 409A and the regulations thereunder. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

19.15    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

19.16    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

19.17    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

19.18    Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an

17

opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

19.19    Merger or Acquisition. In the event that the Company is a party to a merger, reorganization, consolidation, share exchange, transfer of assets, or other transaction having a similar effect involving the Company, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 6:00 a.m., Eastern Daylight Time, on April 25, 2017.

Vote by Internet
• Go to www.envisionreports.com/HBP

• OR scan the QR code with your smartphone

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☐

Annual Meeting Proxy Card

 ▼    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5 and FOR Proposal 6.

1.	Election of Director for a three-year term expiring at the 2020 Annual Meeting of Stockholders:	For	Withhold
	01 — Gina G. Hoagland	☐	☐
	02 — J. Keith Matheney	☐	☐

		For	Against	Abstain
2.	To approve the Rights Agreement by and between the Company and Computershare Trust Company, N.A.	☐	☐	☐

		For	Against	Abstain
3.	To approve the amendment of the Certificate of Incorporation increasing the Company’s authorized Common Stock.	☐	☐	☐

		For	Against	Abstain
4.	To approve the amendment and restatement of the 2005 Executive Incentive Compensation Plan, as amended and restated.	☐	☐	☐

		For	Against	Abstain
5.	To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers.	☐	☐	☐

		For	Against	Abstain
6.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Huttig Building Products, Inc.

Annual Meeting of Stockholders to Be Held on April 25, 2017

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned does hereby appoint and constitute Jon P. Vrabely and Oscar A. Martinez, and each of them to vote, as directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors’ recommendation, all shares of Huttig Building Products, Inc. held of record by the undersigned at the close of business on February 27, 2017 at the Annual Meeting of Stockholders of Huttig Building Products, Inc. to be held at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, MO 63141 on Tuesday, April 25, 2017 at 8 a.m., local time, or at any adjournment or postponement thereof, with all the powers the undersigned would possess if then and there personally present, and to vote, in their discretion, upon such other matters as may come before said meeting.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card or use the toll-free telephone number or the Internet as instructed on the reverse side. This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all nominees for election as a director listed in proposal 1, FOR proposal 2, FOR proposal 3, FOR proposal 4, FOR proposal 5, and FOR proposal 6.

(Continued, and to be signed, on the reverse side.)